UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04257

Deutsche DWS Variable Series I

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2025

Item 1.	Reports to Stockholders.

(a)

DWS Capital Growth VIP

Class A

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS Capital Growth VIP (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$52	0.49%

Gross expense ratio as of the latest prospectus: 0.49%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 12.53% for the period ended December 31, 2025. The Fund's broad-based index, the Russell 1000® Index, returned 17.37% for the same period, while the Fund's additional, more narrowly based index, the Russell 1000® Growth Index, returned 18.56%.

Stock selection was the primary reason for the Fund’s shortfall relative to the Russell 1000® Growth Index. The largest adverse impact occurred in information technology, where the IT services company Globant SA* was a key detractor. The stock fell after management provided underwhelming initial guidance for 2025 amid worries about corporations’ slower spending and shift away from large digital transformation projects toward AI-related initiatives. The enterprise software provider ServiceNow Inc. (1.2%), which was hurt by decelerating growth, lingering concerns about federal spending pressures, and potential AI disruption, further weighed on results.

Although positioning in information technology was a net detractor, the sector was also home to several outperforming holdings. Among these were Cloudflare, Inc. (0.8%), which added more large enterprise customers and reported accelerating growth behind its AI-as-a-Service offering, and MongoDB, Inc. (0.9%) which outpaced expectations with strong revenue and bookings growth. CyberArk Software, Ltd.,* a cloud infrastructure software and IT security company that received a takeover offer and benefited from rising enterprise spending on cybersecurity, further contributed to results.

Positioning in the health care sector was an additional source of underperformance in 2025. UnitedHealth Group, Inc.,* which slid due to its exposure to government spending and profit-margin pressures from increasing care utilization, was the largest detractor. Dexcom, Inc. (0.6%) also pulled back on cautious guidance and a leadership transition announcement, as well as negative headlines regarding product reliability issues. On the positive side, Exact Sciences Corp. (0.9%) was a leading individual contributor to Fund performance. The shares surged in late November on news that the company was being taken over at a premium.

Outside of these sectors, Spotify Technology SA (1.4%) was the most notable contributor. The company reported record profits and a growing number of users, and it announced a price increase for its premium service.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2025.

* Not held at December 31, 2025.

Fund Performance

Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 93% of the US market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included.

The Russell 1000® Index is a required broad-based index that represents the fund’s overall equity market.

Russell 1000® Growth Index measures the performance of the large cap growth segment of the US equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

The Russell 1000® Growth Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Cumulative Growth of an Assumed $10,000 Investment

	Class A	Russell 1000® Index	Russell 1000® Growth Index
'15	$10,000	$10,000	$10,000
'16	$9,305	$9,462	$9,442
'16	$9,103	$9,459	$9,438
'16	$9,699	$10,117	$10,074
'16	$9,609	$10,172	$9,982
'16	$9,855	$10,351	$10,176
'16	$9,714	$10,374	$10,136
'16	$10,233	$10,769	$10,615
'16	$10,292	$10,784	$10,562
'16	$10,307	$10,792	$10,600
'16	$10,081	$10,582	$10,351
'16	$10,276	$10,999	$10,577
'16	$10,425	$11,205	$10,708
'17	$10,768	$11,431	$11,068
'17	$11,237	$11,873	$11,528
'17	$11,276	$11,881	$11,662
'17	$11,562	$12,006	$11,928
'17	$11,869	$12,159	$12,238
'17	$11,890	$12,244	$12,206
'17	$12,240	$12,487	$12,531
'17	$12,347	$12,526	$12,760
'17	$12,428	$12,793	$12,926
'17	$12,731	$13,086	$13,427
'17	$13,089	$13,485	$13,835
'17	$13,166	$13,635	$13,943
'18	$14,011	$14,384	$14,930
'18	$13,627	$13,856	$14,539
'18	$13,328	$13,541	$14,140
'18	$13,578	$13,587	$14,189
'18	$14,039	$13,934	$14,811
'18	$14,182	$14,024	$14,954
'18	$14,609	$14,508	$15,393
'18	$15,326	$15,008	$16,235
'18	$15,507	$15,065	$16,325
'18	$14,163	$13,999	$14,865
'18	$14,210	$14,284	$15,023
'18	$12,956	$12,983	$13,732
'19	$14,153	$14,071	$14,966
'19	$14,832	$14,548	$15,501
'19	$15,255	$14,801	$15,943
'19	$16,003	$15,399	$16,663
'19	$15,089	$14,417	$15,610
'19	$16,153	$15,429	$16,682
'19	$16,436	$15,669	$17,059
'19	$16,436	$15,382	$16,928
'19	$16,377	$15,649	$16,930
'19	$16,655	$15,980	$17,408
'19	$17,398	$16,584	$18,180
'19	$17,767	$17,063	$18,729
'20	$18,547	$17,082	$19,147
'20	$17,356	$15,686	$17,843
'20	$15,666	$13,613	$16,088
'20	$17,851	$15,412	$18,468
'20	$19,234	$16,225	$19,708
'20	$20,126	$16,584	$20,567
'20	$21,543	$17,555	$22,149
'20	$23,135	$18,843	$24,435
'20	$22,289	$18,155	$23,285
'20	$21,660	$17,717	$22,494
'20	$23,572	$19,803	$24,797
'20	$24,704	$20,640	$25,938
'21	$24,395	$20,470	$25,746
'21	$24,511	$21,064	$25,740
'21	$24,762	$21,861	$26,182
'21	$26,477	$23,037	$27,964
'21	$25,983	$23,147	$27,577
'21	$27,737	$23,727	$29,307
'21	$28,700	$24,220	$30,273
'21	$29,423	$24,921	$31,405
'21	$27,922	$23,776	$29,646
'21	$30,158	$25,426	$32,213
'21	$29,935	$25,085	$32,410
'21	$30,331	$26,101	$33,096
'22	$27,551	$24,629	$30,255
'22	$26,421	$23,953	$28,970
'22	$27,267	$24,762	$30,103
'22	$23,852	$22,554	$26,468
'22	$23,286	$22,520	$25,853
'22	$21,478	$20,634	$23,805
'22	$23,977	$22,556	$26,662
'22	$22,662	$21,690	$25,420
'22	$20,273	$19,683	$22,949
'22	$21,331	$21,261	$24,290
'22	$22,397	$22,412	$25,397
'22	$21,008	$21,108	$23,453
'23	$22,816	$22,524	$25,407
'23	$22,382	$21,988	$25,106
'23	$23,875	$22,683	$26,822
'23	$24,080	$22,964	$27,086
'23	$25,065	$23,071	$28,321
'23	$26,519	$24,629	$30,258
'23	$27,288	$25,476	$31,277
'23	$26,965	$25,031	$30,996
'23	$25,419	$23,854	$29,310
'23	$25,111	$23,278	$28,893
'23	$27,957	$25,452	$32,043
'23	$29,111	$26,708	$33,462
'24	$30,019	$27,081	$34,296
'24	$31,827	$28,543	$36,636
'24	$32,512	$29,458	$37,281
'24	$30,883	$28,205	$35,700
'24	$32,400	$29,533	$37,837
'24	$34,119	$30,510	$40,389
'24	$33,750	$30,954	$39,702
'24	$34,697	$31,688	$40,528
'24	$35,502	$32,366	$41,677
'24	$35,359	$32,139	$41,539
'24	$37,480	$34,209	$44,233
'24	$36,860	$33,255	$44,623
'25	$37,958	$34,313	$45,506
'25	$37,003	$33,713	$43,871
'25	$33,909	$31,762	$40,175
'25	$34,372	$31,573	$40,887
'25	$37,220	$33,589	$44,505
'25	$39,576	$35,290	$47,342
'25	$40,802	$36,074	$49,129
'25	$40,792	$36,833	$49,679
'25	$41,738	$38,110	$52,318
'25	$42,829	$38,932	$54,218
'25	$41,931	$39,027	$53,236
'25	$41,478	$39,030	$52,906

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	12.53%	10.92%	15.29%
Russell 1000® Index	17.37%	13.59%	14.59%
Russell 1000® Growth Index	18.56%	15.32%	18.13%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	1,019,294,385
Number of Portfolio Holdings	71
Portfolio Turnover Rate (%)	17
Total Net Advisory Fees Paid ($)	3,847,932

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	100%
Cash Equivalents	0%
Other Assets and Liabilities, Net	0%
Total	100%

Sector Allocation

Sector	% of Net Assets
Information Technology	51%
Communication Services	15%
Health Care	9%
Consumer Discretionary	8%
Industrials	8%
Financials	6%
Real Estate	1%
Materials	1%
Consumer Staples	1%

Ten Largest Equity Holdings

Holdings	58.5% of Net Assets
NVIDIA Corp.	13.2%
Microsoft Corp.	11.1%
Apple, Inc.	8.7%
Alphabet, Inc.	7.0%
Amazon.com, Inc.	4.9%
Broadcom, Inc.	4.9%
Meta Platforms, Inc.	3.7%
Mastercard, Inc.	2.2%
Spotify Technology SA	1.4%
Visa, Inc.	1.4%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The Fund may lend securities to approved institutions. Please read the prospectus for more information.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS1capgro-TSRA-A

R-104182-2 (02/26)

DWS Core Equity VIP

Class A

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS Core Equity VIP (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$64	0.59%

Gross expense ratio as of the latest prospectus: 0.58%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 16.83% for the period ended December 31, 2025. The Russell 1000® Index returned 17.37% for the same period.

Stock selection was the primary driver of the Fund’s modest underperformance in 2025. The weakest results occurred in the consumer staples sector, where the spirits producer Constellation Brands, Inc. (0.5%) and the beer giant Molson Coors Beverage Co. (0.4%) both fell sharply amid a continued downtrend in global alcohol consumption. The financials sector was another area of weakness. The Fund was hurt by its positions in Ameriprise Financial (1.1%), which lost ground due to an earnings slowdown, and Apollo Global Management, Inc. (0.8%), which was pressured by worries about potential instability in the private credit market following the high-profile bankruptcies of certain lending firms. Positioning in the industrials sector further detracted, as the building materials producer Owens Corning (0.9%) weakened on concerns about slowing construction trends. Outside of these areas, key detractors included an overweight in Deckers Outdoor Corp.* and underweights in several top-performing information technology stocks, including Broadcom, Inc. (1.9%), Palantir Technologies, Inc. (0.2%), and NVIDIA Corp.*

Despite the adverse impact from these underweights, information technology was the Fund’s best sector in 2025. Positions in Micron Technology, Inc. (1.3%), Advanced Micro Devices, Inc. (1.1%), and Lam Research Corp. (0.4%) all performed very well after exceeding earnings estimates on multiple occasions. An overweight position in Oracle Corp. (1.4%) was also a winner for the full year. The utilities sector was a further area of strength, led by positions in NRG Energy, Inc. (1.2%) and American Water Works, Inc.* Stock selection in real estate and materials also contributed. Elsewhere in the portfolio, JPMorgan Chase & Co. (3.1%), Caterpillar, Inc. (1.0%), General Motors Co. (1.0%), and Spotify Technology SA (0.3%) all finished among the Fund’s top ten contributors for the year.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2025.

* Not held at December 31, 2025.

Fund Performance

Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 93% of the US market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Cumulative Growth of an Assumed $10,000 Investment

	Class A	Russell 1000® Index
'15	$10,000	$10,000
'16	$9,345	$9,462
'16	$9,195	$9,459
'16	$9,819	$10,117
'16	$9,881	$10,172
'16	$10,099	$10,351
'16	$10,049	$10,374
'16	$10,469	$10,769
'16	$10,519	$10,784
'16	$10,536	$10,792
'16	$10,385	$10,582
'16	$10,863	$10,999
'16	$11,048	$11,205
'17	$11,191	$11,431
'17	$11,619	$11,873
'17	$11,568	$11,881
'17	$11,735	$12,006
'17	$11,964	$12,159
'17	$11,991	$12,244
'17	$12,311	$12,487
'17	$12,274	$12,526
'17	$12,585	$12,793
'17	$12,877	$13,086
'17	$13,224	$13,485
'17	$13,370	$13,635
'18	$14,146	$14,384
'18	$13,607	$13,856
'18	$13,288	$13,541
'18	$13,469	$13,587
'18	$13,739	$13,934
'18	$13,841	$14,024
'18	$14,329	$14,508
'18	$14,791	$15,008
'18	$14,906	$15,065
'18	$13,739	$13,999
'18	$13,906	$14,284
'18	$12,610	$12,983
'19	$13,623	$14,071
'19	$14,124	$14,548
'19	$14,316	$14,801
'19	$14,949	$15,399
'19	$13,990	$14,417
'19	$14,905	$15,429
'19	$15,123	$15,669
'19	$14,775	$15,382
'19	$15,109	$15,649
'19	$15,428	$15,980
'19	$15,937	$16,584
'19	$16,431	$17,063
'20	$16,431	$17,082
'20	$15,123	$15,686
'20	$13,002	$13,613
'20	$14,573	$15,412
'20	$15,213	$16,225
'20	$15,509	$16,584
'20	$16,398	$17,555
'20	$17,506	$18,843
'20	$16,788	$18,155
'20	$16,336	$17,717
'20	$18,286	$19,803
'20	$19,082	$20,640
'21	$19,004	$20,470
'21	$19,285	$21,064
'21	$20,049	$21,861
'21	$21,094	$23,037
'21	$21,374	$23,147
'21	$21,950	$23,727
'21	$22,378	$24,220
'21	$22,806	$24,921
'21	$21,752	$23,776
'21	$23,234	$25,426
'21	$22,773	$25,085
'21	$23,910	$26,101
'22	$22,559	$24,629
'22	$22,395	$23,953
'22	$23,201	$24,762
'22	$21,238	$22,554
'22	$21,219	$22,520
'22	$19,541	$20,634
'22	$21,219	$22,556
'22	$20,524	$21,690
'22	$18,576	$19,683
'22	$20,370	$21,261
'22	$21,470	$22,412
'22	$20,197	$21,108
'23	$21,508	$22,524
'23	$20,968	$21,988
'23	$21,547	$22,683
'23	$21,693	$22,964
'23	$21,693	$23,071
'23	$23,144	$24,629
'23	$24,014	$25,476
'23	$23,558	$25,031
'23	$22,584	$23,854
'23	$22,128	$23,278
'23	$24,138	$25,452
'23	$25,361	$26,708
'24	$25,817	$27,081
'24	$27,163	$28,543
'24	$28,220	$29,458
'24	$26,733	$28,205
'24	$28,261	$29,533
'24	$28,948	$30,510
'24	$29,280	$30,954
'24	$29,590	$31,688
'24	$30,232	$32,366
'24	$29,701	$32,139
'24	$31,760	$34,209
'24	$30,454	$33,255
'25	$31,406	$34,313
'25	$30,719	$33,713
'25	$28,815	$31,762
'25	$28,413	$31,573
'25	$30,186	$33,589
'25	$31,857	$35,290
'25	$32,743	$36,074
'25	$33,301	$36,833
'25	$34,617	$38,110
'25	$35,478	$38,932
'25	$35,554	$39,027
'25	$35,580	$39,030

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	16.83%	13.27%	13.53%
Russell 1000® Index	17.37%	13.59%	14.59%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	112,953,107
Number of Portfolio Holdings	94
Portfolio Turnover Rate (%)	27
Total Net Advisory Fees Paid ($)	431,284

What did the Fund invest in?

Holdings-based data is subject to change.

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	100%
Cash Equivalents	1%
Other Assets and Liabilities, Net	(1%)
Total	100%

Sector Allocation

Sector	% of Net Assets
Information Technology	33%
Financials	13%
Consumer Discretionary	11%
Communication Services	11%
Industrials	9%
Health Care	9%
Consumer Staples	5%
Energy	3%
Utilities	2%
Materials	2%
Real Estate	2%

Ten Largest Equity Holdings

Holdings	45.2% of Net Assets
Apple, Inc.	9.0%
Microsoft Corp.	8.3%
NVIDIA Corp.	6.5%
Alphabet, Inc.	5.8%
Amazon.com, Inc.	3.9%
JPMorgan Chase & Co.	3.2%
Meta Platforms, Inc.	2.4%
Visa, Inc.	2.1%
AbbVie, Inc.	2.0%
Walmart, Inc.	2.0%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. The Fund may lend securities to approved institutions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Please read the prospectus for more information.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS1coreq-TSRA-A

R-104183-2 (02/26)

DWS CROCI® International VIP

Class A

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS CROCI® International VIP (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$103	0.84%

Gross expense ratio as of the latest prospectus: 0.93%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 44.90% for the period ended December 31, 2025. The Fund's broad-based index, the MSCI EAFE Index, returned 31.22% for the same period, while the Fund's additional, more narrowly based index, the MSCI EAFE® Value Index, returned 42.25%.

Stock selection made a strong contribution to the Fund’s relative performance in 2025, while sector allocations detracted. The Fund produced its best results in the financials sector, where overweights in a number of European banks — including Banco Santander SA (3.3%) and Banco Bilbao Vizcaya Argentaria SA (2.3%), both based in Spain — made the largest contributions. European banks, in general, performed well behind favorable interest rate trends, improving fundamentals, and expectations for accelerating economic growth in the region.

The Fund’s holdings in materials also strongly outperformed, led by the French steel producer ArcelorMittal SA (1.3%). The company reported better-than-expected earnings and continued to buy back shares. Nitto Denko Corp. (0.9%) and Holcim Ltd. AG* were further contributors of note.

The Fund also delivered robust relative performance across a broad range of other sectors, including consumer discretionary, health care, consumer staples, and industrials. The Japanese stocks Sony Corp.* and Toyota Motor Corp. (1.7%) helped fuel the strong showing in consumer discretionary. British American Tobacco PLC (2.3%), which benefitted from an improving earnings outlook, was the leading contributor in consumer staples and the third-largest contributor in the portfolio as a whole.

On the other hand, the Fund experienced meaningful underperformance in the industrials sector. DCC PLC (2.1%), a British company with sizable energy-related businesses, lagged due to weaker-than-expected earnings and concerns about its outlook. Teleperformance SE (0.9%), a French business services provider, also weighed on the Fund's relative performance. At the individual stock level, the Singapore-based financial services company Oversea-Chinese Banking Corp. Ltd. (1.7%), whose shares were pressured by falling net interest margins and a CEO transition, was the leading detractor.

With respect to sector allocation, the Fund was hurt by its underweight in financials, as well as its overweights in health care and information technology.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2025.

* Not held at December 31, 2025.

Fund Performance

Cumulative Growth of an Assumed $10,000 Investment

MSCI EAFE Index is an equity index which captures large and mid-cap representation across Developed Markets countries around the world, excluding the US and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI EAFE Index is a required broad-based index that represents the fund’s overall equity market.

MSCI EAFE® Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The MSCI EAFE® Value Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Class A
MSCI EAFE Index
MSCI EAFE® Value Index
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$23,004
$22,008
$21,959
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25

	Class A	MSCI EAFE Index	MSCI EAFE® Value Index
'15	$10,000	$10,000	$10,000
'16	$9,664	$9,277	$9,187
'16	$9,399	$9,107	$9,009
'16	$9,608	$9,699	$9,603
'16	$9,544	$9,980	$9,982
'16	$9,747	$9,890	$9,823
'16	$9,217	$9,558	$9,335
'16	$9,591	$10,042	$9,826
'16	$9,700	$10,049	$9,985
'16	$9,700	$10,173	$10,082
'16	$9,638	$9,965	$10,105
'16	$9,716	$9,766	$10,043
'16	$10,074	$10,100	$10,502
'17	$10,136	$10,393	$10,761
'17	$10,541	$10,542	$10,835
'17	$10,868	$10,832	$11,138
'17	$11,248	$11,107	$11,371
'17	$11,617	$11,515	$11,635
'17	$11,550	$11,495	$11,670
'17	$11,583	$11,826	$12,060
'17	$11,633	$11,822	$11,985
'17	$11,985	$12,116	$12,355
'17	$12,219	$12,300	$12,450
'17	$12,219	$12,429	$12,562
'17	$12,286	$12,628	$12,754
'18	$12,755	$13,262	$13,443
'18	$12,169	$12,663	$12,804
'18	$12,253	$12,435	$12,496
'18	$12,293	$12,719	$12,881
'18	$12,073	$12,433	$12,322
'18	$11,854	$12,281	$12,166
'18	$12,141	$12,584	$12,515
'18	$11,921	$12,341	$12,060
'18	$11,854	$12,448	$12,310
'18	$11,025	$11,457	$11,492
'18	$10,890	$11,442	$11,428
'18	$10,518	$10,887	$10,870
'19	$11,245	$11,602	$11,597
'19	$11,515	$11,898	$11,790
'19	$11,363	$11,973	$11,730
'19	$11,727	$12,310	$12,003
'19	$10,821	$11,719	$11,308
'19	$11,431	$12,414	$11,911
'19	$11,274	$12,256	$11,643
'19	$10,908	$11,939	$11,165
'19	$11,518	$12,281	$11,704
'19	$12,076	$12,722	$12,126
'19	$12,320	$12,866	$12,174
'19	$12,808	$13,284	$12,618
'20	$12,581	$13,006	$12,162
'20	$11,570	$11,831	$11,011
'20	$9,497	$10,252	$9,060
'20	$10,292	$10,914	$9,545
'20	$10,801	$11,389	$9,835
'20	$11,254	$11,777	$10,186
'20	$11,291	$12,051	$10,206
'20	$11,817	$12,671	$10,803
'20	$11,454	$12,342	$10,307
'20	$10,873	$11,849	$9,892
'20	$12,507	$13,686	$11,766
'20	$13,142	$14,322	$12,287
'21	$12,888	$14,169	$12,191
'21	$13,233	$14,487	$12,772
'21	$13,778	$14,820	$13,202
'21	$14,021	$15,266	$13,454
'21	$14,672	$15,764	$13,919
'21	$14,338	$15,587	$13,599
'21	$14,319	$15,704	$13,566
'21	$14,393	$15,981	$13,719
'21	$13,761	$15,517	$13,467
'21	$13,947	$15,899	$13,682
'21	$13,445	$15,159	$12,859
'21	$14,356	$15,935	$13,625
'22	$14,133	$15,165	$13,767
'22	$13,687	$14,897	$13,580
'22	$13,631	$14,993	$13,670
'22	$12,713	$14,023	$12,979
'22	$13,154	$14,128	$13,298
'22	$11,772	$12,817	$11,974
'22	$12,156	$13,456	$12,224
'22	$11,445	$12,817	$11,811
'22	$10,408	$11,618	$10,752
'22	$11,100	$12,242	$11,446
'22	$12,674	$13,621	$12,704
'22	$12,463	$13,632	$12,864
'23	$13,577	$14,736	$13,857
'23	$13,289	$14,429	$13,663
'23	$13,654	$14,786	$13,628
'23	$13,693	$15,204	$14,067
'23	$13,058	$14,560	$13,309
'23	$13,713	$15,223	$14,058
'23	$14,249	$15,715	$14,697
'23	$13,812	$15,113	$14,261
'23	$13,415	$14,597	$14,140
'23	$12,879	$14,005	$13,518
'23	$13,911	$15,305	$14,589
'23	$14,824	$16,118	$15,302
'24	$14,665	$16,211	$15,292
'24	$14,943	$16,508	$15,320
'24	$15,420	$17,051	$15,988
'24	$14,901	$16,614	$15,824
'24	$15,660	$17,258	$16,448
'24	$14,818	$16,979	$15,990
'24	$15,434	$17,477	$16,739
'24	$15,947	$18,046	$17,168
'24	$15,968	$18,212	$17,412
'24	$15,332	$17,222	$16,594
'24	$15,291	$17,124	$16,466
'24	$15,188	$16,735	$16,172
'25	$15,947	$17,614	$16,997
'25	$16,974	$17,956	$17,631
'25	$17,240	$17,883	$18,042
'25	$17,593	$18,702	$18,773
'25	$18,143	$19,558	$19,527
'25	$18,607	$19,989	$19,866
'25	$18,544	$19,708	$19,917
'25	$19,579	$20,549	$21,057
'25	$20,043	$20,942	$21,334
'25	$20,128	$21,188	$21,496
'25	$21,205	$21,320	$22,081
'25	$22,008	$21,959	$23,004

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	44.90%	10.86%	8.21%
MSCI EAFE Index	31.22%	8.92%	8.18%
MSCI EAFE® Value Index	42.25%	13.36%	8.69%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	92,482,214
Number of Portfolio Holdings	75
Portfolio Turnover Rate (%)	83
Total Net Advisory Fees Paid ($)	427,543

What did the Fund invest in?

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	97%
Preferred Stocks	2%
Cash Equivalents	1%
Other Assets and Liabilities, Net	0%
Total	100%

Holdings-based data is subject to change.

Sector Allocation

Sector	% of Net Assets
Financials	26%
Health Care	21%
Industrials	14%
Consumer Staples	10%
Materials	8%
Consumer Discretionary	6%
Energy	5%
Utilities	3%
Information Technology	3%
Communication Services	3%

Geographical Diversification

Country	% of Net Assets
Japan	24%
United Kingdom	17%
France	14%
Spain	6%
Germany	5%
Switzerland	5%
Italy	5%
Singapore	4%
Luxembourg	4%
Australia	4%
Other	11%

Ten Largest Equity Holdings

Holdings	30.4% of Net Assets
Shionogi & Co., Ltd. (Japan)	3.5%
HSBC Holdings PLC (United Kingdom)	3.4%
Banco Santander SA (Spain)	3.3%
Ono Pharmaceutical Co., Ltd. (Japan)	3.0%
BNP Paribas SA (France)	3.0%
Tenaris SA (Luxembourg)	3.0%
Roche Holding AG (Switzerland)	3.0%
BHP Group Ltd. (Australia)	2.8%
Sanofi SA (France)	2.8%
UniCredit SpA (Italy)	2.6%

Material Fund Changes

This is a summary of certain changes of the Fund since January 1, 2025. For more information, review the Fund's current prospectus at dws.com/vipreports, or call (800) 728-3337.

Effective October 1, 2025, the Fund’s contractual cap on total annual operating expense for Class A shares changed from 0.82% to 0.79%. The cap excludes certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses.

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Investing in foreign securities, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. The Fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS1cint-TSRA-A

R-104184-2 (02/26)

DWS Global Small Cap VIP

Class A

Annual Shareholder Report — December 31, 2025

This annual shareholder report contains important information about DWS Global Small Cap VIP (the "Fund") for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund on the Fund's website at dws.com/vipreports. You can also request this information by contacting us at (800) 728-3337.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$98	0.89%

Gross expense ratio as of the latest prospectus: 1.08%. See prospectus for any contractual or voluntary waivers; without a waiver, costs would have been higher. Fund costs do not reflect any fees or sales charges imposed by a variable contract for which the Fund is an investment option.

How did the Fund perform last year and what affected its performance?

Class A shares of the Fund returned 20.51% for the period ended December 31, 2025. The Fund's broad-based index, the MSCI ACWI Index, returned 22.34% for the same period, while the Fund's additional, more narrowly based index, the S&P® Developed SmallCap Index, returned 18.48%.

The Fund’s outperformance relative to the S&P® Developed SmallCap Index was primarily the result of stock selection in the industrials, information technology, and communication services sectors, among others. On the other hand, selection in financials, real estate, and consumer discretionary detracted.

Lumentum Holdings, Inc. (2.4%), a designer and manufacturer of optical and photonic products for cloud data centers, AI infrastructure, and industrial applications, was the top individual contributor. The stock surged behind accelerating demand for the company’s high-efficiency lasers used in AI infrastructure. BridgeBio Pharma, Inc. (2.1%), which develops and commercializes medicines for genetic diseases and cancers, was a top performer in health care due to a new drug launch and positive clinical trial results. DroneShield Ltd.,* a provider of AI-powered counter-drone and electronic warfare solutions, further helped results. The shares rallied on the strength of contract wins and impressive revenue growth that was driven in part by increased defense spending in Europe. Hecla Mining (1.7%), a beneficiary of rising metals prices, and EchoStar Corp. (0.9%), a satellite communications provider that monetized some of its spectrum assets, were additional contributors.

The U.S. cybersecurity company Sentinel One, Inc.* was the largest detractor. The stock declined due to market share losses and reduced guidance stemming from increased competition. Stride, Inc. (0.7%), a technology-based education company providing online and blended learning programs, also hurt performance. The stock dropped after the company issued sharply lower guidance, citing major IT platform issues that led to missed enrollment targets. Jefferies Financial Group, Inc.* was another notable detractor due in part to its association with the lending firm First Brands, which filed for bankruptcy. Shares of Siegfried Holding AG (0.9%), a leading pharmaceutical contract development and manufacturing organization, fell due to cautious guidance and margin pressure. The U.S. insulation producer Aspen Aerogels, Inc. (0.2%) was an additional detractor of note.

Percentages in parentheses are based on the Fund’s net assets as of December 31, 2025.

* Not held at December 31, 2025.

Fund Performance

Cumulative Growth of an Assumed $10,000 Investment

MSCI ACWI Index captures large and mid-cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI Index is a required broad-based index that represents the fund’s overall equity market.

S&P® Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country.

The S&P® Developed SmallCap Index is a more narrowly based index that reflects the market sector in which the fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Class A
MSCI ACWI Index
S&P® Developed SmallCap Index
$40,000
$30,000
$20,000
$10,000
$0
$30,302
$24,401
$19,118
'15
'16
'17
'18
'19
'20
'21
'22
'23
'24
'25

	Class A	MSCI ACWI Index	S&P® Developed SmallCap Index
'15	$10,000	$10,000	$10,000
'16	$9,172	$9,397	$9,217
'16	$9,028	$9,332	$9,247
'16	$9,780	$10,024	$10,034
'16	$9,795	$10,172	$10,262
'16	$9,907	$10,185	$10,369
'16	$9,406	$10,123	$10,175
'16	$9,933	$10,559	$10,733
'16	$10,011	$10,595	$10,752
'16	$10,123	$10,660	$10,909
'16	$9,691	$10,479	$10,504
'16	$10,045	$10,558	$10,903
'16	$10,157	$10,786	$11,159
'17	$10,390	$11,081	$11,416
'17	$10,537	$11,392	$11,671
'17	$10,640	$11,532	$11,775
'17	$10,840	$11,711	$11,996
'17	$11,010	$11,970	$12,118
'17	$11,170	$12,024	$12,310
'17	$11,369	$12,360	$12,579
'17	$11,303	$12,408	$12,570
'17	$11,747	$12,647	$13,045
'17	$11,756	$12,910	$13,230
'17	$12,040	$13,160	$13,564
'17	$12,191	$13,372	$13,759
'18	$12,682	$14,127	$14,270
'18	$12,059	$13,533	$13,684
'18	$12,068	$13,244	$13,688
'18	$12,095	$13,370	$13,795
'18	$12,356	$13,387	$14,153
'18	$12,377	$13,314	$14,083
'18	$12,367	$13,716	$14,256
'18	$12,562	$13,824	$14,641
'18	$12,280	$13,884	$14,421
'18	$10,789	$12,843	$12,961
'18	$10,757	$13,031	$13,081
'18	$9,691	$12,113	$11,860
'19	$10,594	$13,070	$13,066
'19	$10,920	$13,419	$13,584
'19	$10,822	$13,588	$13,465
'19	$11,191	$14,047	$13,905
'19	$10,354	$13,214	$13,026
'19	$10,996	$14,079	$13,835
'19	$10,916	$14,120	$13,867
'19	$10,480	$13,785	$13,409
'19	$10,652	$14,075	$13,628
'19	$11,134	$14,460	$14,007
'19	$11,467	$14,813	$14,467
'19	$11,754	$15,335	$14,960
'20	$11,467	$15,166	$14,561
'20	$10,480	$13,941	$13,225
'20	$8,506	$12,059	$10,487
'20	$9,424	$13,350	$11,898
'20	$10,294	$13,931	$12,738
'20	$10,433	$14,376	$13,072
'20	$10,873	$15,137	$13,698
'20	$11,546	$16,063	$14,421
'20	$11,325	$15,545	$14,053
'20	$11,430	$15,167	$14,015
'20	$12,832	$17,037	$16,240
'20	$13,795	$17,828	$17,384
'21	$13,841	$17,747	$17,639
'21	$14,490	$18,158	$18,524
'21	$14,687	$18,643	$18,870
'21	$15,251	$19,458	$19,640
'21	$15,320	$19,761	$19,852
'21	$15,483	$20,021	$19,953
'21	$15,460	$20,159	$19,797
'21	$15,704	$20,664	$20,275
'21	$15,146	$19,810	$19,608
'21	$15,751	$20,821	$20,302
'21	$15,134	$20,320	$19,285
'21	$15,856	$21,133	$20,022
'22	$14,529	$20,095	$18,473
'22	$14,401	$19,576	$18,522
'22	$14,483	$20,000	$18,738
'22	$13,342	$18,399	$17,274
'22	$13,215	$18,420	$17,291
'22	$11,745	$16,868	$15,517
'22	$12,805	$18,046	$16,926
'22	$12,310	$17,381	$16,428
'22	$10,953	$15,717	$14,716
'22	$11,787	$16,666	$15,918
'22	$12,720	$17,958	$16,957
'22	$12,042	$17,252	$16,356
'23	$13,257	$18,488	$17,943
'23	$13,088	$17,958	$17,501
'23	$12,805	$18,512	$17,086
'23	$12,775	$18,778	$17,021
'23	$12,473	$18,577	$16,529
'23	$13,492	$19,656	$17,646
'23	$14,497	$20,375	$18,518
'23	$14,066	$19,806	$17,819
'23	$13,148	$18,987	$16,851
'23	$12,401	$18,416	$15,823
'23	$13,564	$20,116	$17,335
'23	$14,999	$21,082	$18,957
'24	$14,511	$21,206	$18,472
'24	$14,971	$22,116	$19,134
'24	$15,531	$22,810	$19,961
'24	$14,494	$22,057	$18,892
'24	$15,392	$22,953	$19,720
'24	$15,011	$23,464	$19,344
'24	$16,290	$23,843	$20,482
'24	$16,184	$24,448	$20,572
'24	$16,427	$25,016	$21,041
'24	$16,092	$24,455	$20,558
'24	$17,249	$25,369	$21,886
'24	$15,864	$24,769	$20,595
'25	$16,214	$25,600	$21,348
'25	$15,438	$25,446	$20,661
'25	$14,996	$24,441	$19,789
'25	$15,086	$24,669	$19,876
'25	$15,912	$26,087	$21,040
'25	$16,821	$27,258	$22,003
'25	$16,772	$27,628	$22,320
'25	$17,614	$28,310	$23,270
'25	$18,143	$29,336	$23,730
'25	$18,093	$29,992	$23,776
'25	$18,672	$29,989	$24,178
'25	$19,118	$30,302	$24,401

Yearly periods ended December 31

Average Annual Total Returns

Class/Index	1-Year	5-Year	10-Year
Class A	20.51%	6.74%	6.70%
MSCI ACWI Index	22.34%	11.19%	11.72%
S&P® Developed SmallCap Index	18.48%	7.02%	9.33%

Performance shown is historical. The Fund's past performance is not a good predictor or guarantee of the Fund's future performance. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may be lower or higher than the performance data quoted. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Please contact your participating insurance company for the Fund's most recent month end performance. Performance does not reflect charges and fees (contract charges) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. Fund performance includes reinvestment of all distributions.

Key Fund Statistics

Net Assets ($)	68,717,119
Number of Portfolio Holdings	168
Portfolio Turnover Rate (%)	56
Total Net Advisory Fees Paid ($)	369,005

What did the Fund invest in?

Asset Allocation

Asset Type	% of Net Assets
Common Stocks	99%
Cash Equivalents	2%
Other Assets and Liabilities, Net	(1%)
Total	100%

Holdings-based data is subject to change.

Sector Allocation

Sector	% of Net Assets
Industrials	18%
Financials	16%
Information Technology	12%
Health Care	11%
Consumer Discretionary	10%
Materials	8%
Real Estate	7%
Energy	5%
Consumer Staples	4%
Utilities	4%
Communication Services	4%

Geographical Diversification

Country	% of Net Assets
United States	65%
Japan	7%
United Kingdom	6%
Canada	3%
France	3%
Switzerland	2%
Korea	2%
Italy	2%
Puerto Rico	1%
Sweden	1%
Other	6%

Ten Largest Equity Holdings

Holdings	18.7% of Net Assets
Lumentum Holdings, Inc. (United States)	2.4%
BridgeBio Pharma, Inc. (United States)	2.1%
Casey's General Stores, Inc. (United States)	2.0%
Eiffage SA (France)	1.9%
Affiliated Managers Group, Inc. (United States)	1.9%
TechnipFMC PLC (United Kingdom)	1.8%
Hecla Mining Co. (United States)	1.7%
Drax Group PLC (United Kingdom)	1.7%
Madison Square Garden Sports Corp. (United States)	1.6%
SkyWest, Inc. (United States)	1.6%

Additional Information

If you wish to view additional information about the Fund, including, but not limited to, its prospectus, quarterly holdings, Board fee evaluation reports, and financial statements and other information, please visit dws.com/vipreports. For information about the Fund's proxy voting policies and procedures and how the Fund voted proxies related to its portfolio securities, please visit dws.com/en-us/resources/proxy-voting. This additional information is also available free of charge by contacting us at (800) 728-3337.

Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.

This report must be preceded or accompanied by a prospectus. We advise you to consider the Fund's objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund, which can be requested by calling (800) 728-3337, contacting your financial representative, or visit dws.com/vipreports to view or download a prospectus. Please read the prospectus carefully before you invest.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.

©2026 DWS Group GmbH&Co. KGaA. All rights reserved

VS1glosc-TSRA-A

R-104185-2 (02/26)

(b) Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

Deutsche DWS Variable Series I

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2025	$203,516	$0	$27,195	$0
2024	$203,516	$0	$27,195	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation. “All Other Fees Billed to the Fund” were billed in connection with foreign withholdings tax reclaim filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2025	$0	$1,318,734	$0
2024	$0	$637,276	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2025	$27,195	$1,318,734	$0	$1,345,929
2024	$27,195	$637,276	$0	$664,471

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2024 and 2025 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Investments.

Not applicable

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

December 31, 2025
Annual Financial Statements and Other Information
Deutsche DWS Variable Series I
DWS Capital Growth VIP

Contents
3	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Investment Portfolioas of December 31, 2025

	Shares	Value ($)
Common Stocks 99.7%
Communication Services 14.7%
Entertainment 4.0%
Live Nation Entertainment, Inc.*	51,478	7,335,615
Netflix, Inc.*	131,476	12,327,190
ROBLOX Corp. "A"*	81,420	6,597,462
Spotify Technology SA*	24,611	14,291,854
		40,552,121
Interactive Media & Services 10.7%
Alphabet, Inc. "A"	131,204	41,066,852
Alphabet, Inc. "C"	96,230	30,196,974
Meta Platforms, Inc. "A"	56,937	37,583,544
		108,847,370
Consumer Discretionary 8.4%
Broadline Retail 4.9%
Amazon.com, Inc.*	217,619	50,230,818
Hotels, Restaurants & Leisure 1.5%
DraftKings, Inc. "A"*	124,132	4,277,589
Planet Fitness, Inc. "A"*	100,365	10,886,591
		15,164,180
Household Durables 0.8%
SharkNinja, Inc.*	70,659	7,906,742
Specialty Retail 1.2%
Burlington Stores, Inc.*	21,373	6,173,591
Home Depot, Inc.	18,819	6,475,618
		12,649,209
Consumer Staples 0.6%
Consumer Staples Distribution & Retail 0.6%
Costco Wholesale Corp.	7,141	6,157,970
Financials 6.4%
Capital Markets 1.2%
Intercontinental Exchange, Inc.	32,859	5,321,844
Moody's Corp.	13,534	6,913,844
		12,235,688
Consumer Finance 0.5%
American Express Co.	15,734	5,820,793
Financial Services 3.6%
Mastercard, Inc. "A"	39,812	22,727,874
Visa, Inc. "A"	39,287	13,778,344
		36,506,218
Insurance 1.1%
Progressive Corp.	48,318	11,002,975
Health Care 9.1%
Biotechnology 0.9%
Exact Sciences Corp.*	90,744	9,215,961
	Shares	Value ($)
Health Care Equipment & Supplies 4.2%
Boston Scientific Corp.*	120,622	11,501,308
Dexcom, Inc.*	94,277	6,257,164
Insulet Corp.*	15,045	4,276,391
Intuitive Surgical, Inc.*	17,406	9,858,062
Stryker Corp.	28,936	10,170,136
		42,063,061
Health Care Technology 0.3%
Waystar Holding Corp.*	98,730	3,233,407
Life Sciences Tools & Services 2.0%
Danaher Corp.	29,000	6,638,680
Stevanato Group SpA (a)	145,546	2,928,386
Thermo Fisher Scientific, Inc.	19,123	11,080,822
		20,647,888
Pharmaceuticals 1.7%
Eli Lilly & Co.	10,697	11,495,852
Zoetis, Inc.	43,585	5,483,865
		16,979,717
Industrials 8.0%
Aerospace & Defense 1.9%
Axon Enterprise, Inc.*	8,402	4,771,748
GE Aerospace	17,122	5,274,090
Karman Holdings, Inc.*	56,457	4,130,959
TransDigm Group, Inc.	3,976	5,287,483
		19,464,280
Construction & Engineering 1.0%
Quanta Services, Inc.	24,565	10,367,904
Electrical Equipment 2.8%
AMETEK, Inc.	40,510	8,317,108
Bloom Energy Corp. "A"*	28,556	2,481,231
Eaton Corp. PLC	33,312	10,610,205
Vertiv Holdings Co. "A"	43,737	7,085,831
		28,494,375
Ground Transportation 1.1%
Uber Technologies, Inc.*	135,488	11,070,725
Professional Services 1.2%
Booz Allen Hamilton Holding Corp.	47,994	4,048,774
TransUnion	49,903	4,279,182
Verisk Analytics, Inc.	15,732	3,519,091
		11,847,047
Information Technology 51.0%
Communications Equipment 0.6%
Arista Networks, Inc.*	43,131	5,651,455
Electronic Equipment, Instruments & Components 0.5%
Amphenol Corp. "A"	40,817	5,516,009
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 3

	Shares	Value ($)
IT Services 2.1%
Cloudflare, Inc. "A"*	42,702	8,418,699
MongoDB, Inc.*	20,700	8,687,583
Snowflake, Inc.*	19,779	4,338,722
		21,445,004
Semiconductors & Semiconductor Equipment 20.8%
Analog Devices, Inc.	42,291	11,469,319
Applied Materials, Inc.	35,662	9,164,777
Broadcom, Inc.	144,740	50,094,514
Marvell Technology, Inc.	77,899	6,619,857
NVIDIA Corp. (a)	721,707	134,598,356
		211,946,823
Software 18.3%
Atlassian Corp. "A"*	62,580	10,146,721
Confluent, Inc. "A"*	133,383	4,033,502
Dynatrace, Inc.*	175,668	7,613,451
Guidewire Software, Inc.*	42,448	8,532,473
Intuit, Inc.	13,470	8,922,797
Microsoft Corp.	234,464	113,391,480
Oracle Corp.	43,642	8,506,262
Samsara, Inc. "A"*	68,675	2,434,529
ServiceNow, Inc.*	80,070	12,265,923
Synopsys, Inc.*	22,941	10,775,847
		186,622,985
Technology Hardware, Storage & Peripherals 8.7%
Apple, Inc.	327,361	88,996,361
Materials 0.6%
Construction Materials 0.6%
Vulcan Materials Co.	21,848	6,231,487
	Shares	Value ($)
Real Estate 0.9%
Real Estate Management & Development 0.9%
CBRE Group, Inc. "A"*	32,957	5,299,156
CoStar Group, Inc.*	59,907	4,028,147
		9,327,303
Total Common Stocks (Cost $320,154,168)		1,016,195,876
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (b) (c) (Cost $309,561)	309,561	309,561
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 3.77% (b) (Cost $3,900,456)	3,900,456	3,900,456

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $324,364,185)	100.1	1,020,405,893
Other Assets and Liabilities, Net	(0.1)	(1,111,508)
Net Assets	100.0	1,019,294,385
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2025 are as follows:
Value ($) at 12/31/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2025	Value ($) at 12/31/2025
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (b) (c)
182,600	126,961 (d)	—	—	—	4,086	—	309,561	309,561
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 3.77% (b)
14,783,560	148,919,389	159,802,493	—	—	292,793	—	3,900,456	3,900,456
14,966,160	149,046,350	159,802,493	—	—	296,879	—	4,210,017	4,210,017

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2025 amounted to $315,239, which is 0.03% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)
Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $20,000.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2025.
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,016,195,876	$—	$—	$1,016,195,876
Short-Term Investments (a)	4,210,017	—	—	4,210,017
Total	$1,020,405,893	$—	$—	$1,020,405,893

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 5

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2025

Assets
Investments in non-affiliated securities, at value (cost $320,154,168) — including $315,239 of securities loaned	$1,016,195,876
Investment in DWS Government & Agency Securities Portfolio (cost $309,561)*	309,561
Investment in DWS Central Cash Management Government Fund (cost $3,900,456)	3,900,456
Receivable for Fund shares sold	188,988
Dividends receivable	59,335
Affiliated securities lending income receivable	125
Other assets	16,231
Total assets	1,020,670,572
Liabilities
Payable upon return of securities loaned	309,561
Payable for Fund shares redeemed	549,990
Accrued management fee	323,981
Accrued Trustees' fees	14,119
Other accrued expenses and payables	178,536
Total liabilities	1,376,187
Net assets, at value	$1,019,294,385
Net Assets Consist of
Distributable earnings (loss)	853,837,142
Paid-in capital	165,457,243
Net assets, at value	$1,019,294,385
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($1,019,294,385 ÷ 23,725,530 outstanding shares of beneficial interest, $0.01 par value, unlimited number of shares authorized)	$42.96

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $20,000.
for the year ended December 31, 2025

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,862)	$4,748,382
Income distributions — DWS Central Cash Management Government Fund	292,793
Affiliated securities lending income	4,086
Total income	5,045,261
Expenses:
Management fee	3,847,932
Administration fee	1,009,359
Services to shareholders	2,128
Custodian fee	12,160
Professional fees	88,825
Reports to shareholders	32,043
Trustees' fees and expenses	32,229
Other	79,617
Total expenses	5,104,293
Net investment income (loss)	(59,032)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	158,535,042
Change in net unrealized appreciation (depreciation) on investments	(36,981,173)
Net gain (loss)	121,553,869
Net increase (decrease) in net assets resulting from operations	$121,494,837
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2025	2024*
Operations:
Net investment income (loss)	$(59,032)	$577,135
Net realized gain (loss)	158,535,042	123,926,760
Change in net unrealized appreciation (depreciation)	(36,981,173)	119,577,559
Net increase (decrease) in net assets resulting from operations	121,494,837	244,081,454
Distributions to shareholders:
Class A	(124,267,890)	(81,170,726)
Class B	—	(325,641)
Total distributions	(124,267,890)	(81,496,367)
Fund share transactions:
Class A
Proceeds from shares sold	16,910,024	26,882,096
Reinvestment of distributions	124,267,890	81,170,726
Payments for shares redeemed	(196,133,514)	(168,599,550)
Net increase (decrease) in net assets from Class A share transactions	(54,955,600)	(60,546,728)
Class B
Proceeds from shares sold	—	439,374
Reinvestment of distributions	—	325,641
Payments for shares redeemed	—	(5,176,014)
Net increase (decrease) in net assets from Class B share transactions	—	(4,410,999)
Increase (decrease) in net assets	(57,728,653)	97,627,360
Net assets at beginning of period	1,077,023,038	979,395,678
Net assets at end of period	$1,019,294,385	$1,077,023,038

Other Information
Class A
Shares outstanding at beginning of period	24,495,194	25,769,843
Shares sold	408,942	659,315
Shares issued to shareholders in reinvestment of distributions	3,515,358	2,192,618
Shares redeemed	(4,693,964)	(4,126,582)
Net increase (decrease) in Class A shares	(769,664)	(1,274,649)
Shares outstanding at end of period	23,725,530	24,495,194
Class B
Shares outstanding at beginning of period	—	112,611
Shares sold	—	10,865
Shares issued to shareholders in reinvestment of distributions	—	8,881
Shares redeemed	—	(132,357)
Net increase (decrease) in Class B shares	—	(112,611)
Shares outstanding at end of period	—	—

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 7

Financial Highlights
DWS Capital Growth VIP — Class A
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$43.97	$37.84	$28.58	$49.11	$42.36
Income (loss) from investment operations:
Net investment income (loss)[a]	(.00 )*	.02	.07	.03	.03
Net realized and unrealized gain (loss)	4.35	9.43	10.61	(14.38)	9.29
Total from investment operations	4.35	9.45	10.68	(14.35)	9.32
Less distributions from:
Net investment income	(.02 )	(.08 )	(.03 )	(.03 )	(.10 )
Net realized gains	(5.34)	(3.24)	(1.39)	(6.15)	(2.47)
Total distributions	(5.36)	(3.32)	(1.42)	(6.18)	(2.57)
Net asset value, end of period	$42.96	$43.97	$37.84	$28.58	$49.11
Total Return (%)	12.53	26.62	38.57	(30.74)	22.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,019	1,077	975	769	1,225
Ratio of expenses (%)[b]	.49	.49	.49	.49	.48
Ratio of net investment income (loss) (%)	(.01 )	.06	.22	.08	.08
Portfolio turnover rate (%)	17	15	16	7	12

[a]	Based on average shares outstanding during the period.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of three diversified funds: DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP; and one non-diversified fund: DWS Capital Growth VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). A non-diversified fund may invest a greater proportion of its assets in a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. These financial statements report on DWS Capital Growth VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 9

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2025, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.14% annualized effective rate as of December 31, 2025) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2025, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2025

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$329,561	$—	$—	$—	$329,561
Gross amount of recognized liabilities and cash collateral for securities lending transactions:					$309,561
Gross amount of unrecognized liabilities related to non-cash collateral for securities lending transactions:					$20,000
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at

10 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2025, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed long-term capital gains	$158,600,989
Net unrealized appreciation (depreciation) on investments	$695,236,153
At December 31, 2025, the aggregate cost of investments for federal income tax purposes was $325,169,740. The net unrealized appreciation for all investments based on tax cost was $695,236,153. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $706,917,890 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $11,681,737.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2025	2024
Distributions from ordinary income*	$1,786,195	$2,715,453
Distributions from long-term capital gains	$122,481,695	$78,780,914

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 11

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2025, purchases and sales of investment securities (excluding short-term investments) aggregated $176,851,316 and $345,165,594, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.390%
Next $750 million of such net assets	.365%
Over $1 billion of such net assets	.340%
Accordingly, for the year ended December 31, 2025, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund’s average daily net assets.
For the period January 1, 2025 through September 30, 2025, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.73%.
Effective October 1, 2025 through September 30, 2026, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A at 0.72%.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2025, the Administration Fee was $1,009,359, of which $84,859 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2025, the amounts charged to the Fund by DSC aggregated $1,275, of which $214 is unpaid.

12 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,080, of which $244 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2025, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 62% and 21%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2025.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Capital Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Capital Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I (the “Trust”)), including the investment portfolio, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 12, 2026

14 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Tax Information (Unaudited)
The Fund paid distributions of $5.28 per share from net long-term capital gains during its year ended December 31, 2025.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $174,691,000 as capital gain dividends for its year ended December 31, 2025.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2025, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 15

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Capital Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2025.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2024, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2024.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions,

16 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2024). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2024, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was in line with the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters; and (iii) ongoing efforts to enhance the compliance program.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 17

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS1capgro-BFE2025

18 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

VS1capgro-NCSRA

December 31, 2025
Annual Financial Statements and Other Information
Deutsche DWS Variable Series I
DWS Core Equity VIP

Contents
3	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Investment Portfolioas of December 31, 2025

	Shares	Value ($)
Common Stocks 99.9%
Communication Services 10.6%
Entertainment 2.1%
Netflix, Inc.*	10,718	1,004,920
Spotify Technology SA*	533	309,518
Walt Disney Co.	9,009	1,024,954
		2,339,392
Interactive Media & Services 8.2%
Alphabet, Inc. "C"	20,878	6,551,516
Meta Platforms, Inc. "A"	4,152	2,740,694
		9,292,210
Wireless Telecommunication Services 0.3%
T-Mobile U.S., Inc.	1,960	397,958
Consumer Discretionary 10.8%
Automobiles 2.6%
General Motors Co.	14,663	1,192,395
Tesla, Inc.*	3,971	1,785,838
		2,978,233
Broadline Retail 4.3%
Amazon.com, Inc.*	19,229	4,438,438
Coupang, Inc.*	16,276	383,951
		4,822,389
Hotels, Restaurants & Leisure 0.5%
Hyatt Hotels Corp. "A" (a)	3,515	563,525
Household Durables 1.5%
PulteGroup, Inc.	14,329	1,680,218
Leisure Products 0.9%
Hasbro, Inc.	12,311	1,009,502
Specialty Retail 0.6%
TJX Companies, Inc.	4,196	644,548
Textiles, Apparel & Luxury Goods 0.4%
NIKE, Inc. "B"	7,168	456,673
Consumer Staples 4.8%
Beverages 1.0%
Constellation Brands, Inc. "A"	4,338	598,471
Molson Coors Beverage Co. "B" (a)	10,902	508,905
		1,107,376
Consumer Staples Distribution & Retail 2.6%
Costco Wholesale Corp.	819	706,256
Walmart, Inc.	19,939	2,221,404
		2,927,660
Personal Care Products 0.6%
Kenvue, Inc.	38,045	656,276
Tobacco 0.6%
Philip Morris International, Inc.	4,584	735,274
	Shares	Value ($)
Energy 2.7%
Energy Equipment & Services 0.3%
SLB Ltd.	9,331	358,124
Oil, Gas & Consumable Fuels 2.4%
Cheniere Energy, Inc.	4,399	855,122
Chord Energy Corp.	3,172	294,044
Exxon Mobil Corp.	7,694	925,896
HF Sinclair Corp.	13,924	641,618
		2,716,680
Financials 13.5%
Banks 5.7%
Bank of America Corp.	17,045	937,475
JPMorgan Chase & Co.	11,043	3,558,276
Wells Fargo & Co.	20,167	1,879,564
		6,375,315
Capital Markets 4.5%
Ameriprise Financial, Inc.	2,648	1,298,420
Blackstone, Inc.	4,181	644,459
Cboe Global Markets, Inc.	4,627	1,161,377
Intercontinental Exchange, Inc.	2,921	473,085
KKR & Co., Inc.	4,121	525,345
S&P Global, Inc.	1,940	1,013,825
		5,116,511
Financial Services 2.9%
Apollo Global Management, Inc.	6,242	903,592
Visa, Inc. "A"	6,727	2,359,226
		3,262,818
Insurance 0.4%
Allstate Corp.	2,151	447,731
Health Care 8.7%
Biotechnology 4.3%
AbbVie, Inc.	10,070	2,300,894
Amgen, Inc.	4,718	1,544,248
Regeneron Pharmaceuticals, Inc.	1,403	1,082,934
		4,928,076
Health Care Equipment & Supplies 1.4%
Abbott Laboratories	3,792	475,100
Medtronic PLC	5,242	503,546
STERIS PLC	2,267	574,730
		1,553,376
Health Care Providers & Services 1.6%
Cigna Group	2,684	738,717
Elevance Health, Inc.	1,655	580,160
UnitedHealth Group, Inc.	1,354	446,969
		1,765,846
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 3

	Shares	Value ($)
Health Care Technology 0.4%
Veeva Systems, Inc. "A"*	2,130	475,480
Pharmaceuticals 1.0%
Johnson & Johnson	1,990	411,831
Merck & Co., Inc.	6,585	693,137
		1,104,968
Industrials 9.1%
Aerospace & Defense 3.6%
Boeing Co.*	2,351	510,449
GE Aerospace	1,876	577,865
Howmet Aerospace, Inc.	2,999	614,855
Lockheed Martin Corp.	1,869	903,979
Rocket Lab Corp.*	6,478	451,905
RTX Corp.	5,679	1,041,529
		4,100,582
Building Products 0.9%
Owens Corning	9,117	1,020,284
Commercial Services & Supplies 1.1%
Veralto Corp.	2,993	298,642
Waste Management, Inc.	4,088	898,174
		1,196,816
Electrical Equipment 0.5%
Hubbell, Inc.	1,290	572,902
Machinery 1.0%
Caterpillar, Inc.	1,913	1,095,900
Marine Transportation 0.8%
Kirby Corp.*	7,760	854,997
Passenger Airlines 0.5%
United Airlines Holdings, Inc.*	5,131	573,748
Professional Services 0.7%
Automatic Data Processing, Inc.	1,950	501,598
Verisk Analytics, Inc.	1,565	350,075
		851,673
Information Technology 33.2%
IT Services 0.5%
Cloudflare, Inc. "A"*	2,727	537,628
Semiconductors & Semiconductor Equipment 12.5%
Advanced Micro Devices, Inc.*	5,847	1,252,194
Broadcom, Inc.	6,175	2,137,167
Lam Research Corp.	2,787	477,079
Micron Technology, Inc.	5,389	1,538,074
MKS, Inc.	2,807	448,559
NVIDIA Corp.	39,125	7,296,812
QUALCOMM, Inc.	5,950	1,017,748
		14,167,633
Software 11.2%
Adobe, Inc.*	772	270,192
Fortinet, Inc.*	5,105	405,388
	Shares	Value ($)
Microsoft Corp.	19,384	9,374,490
Oracle Corp.	8,454	1,647,769
Palantir Technologies, Inc. "A"*	1,538	273,380
ServiceNow, Inc.*	4,170	638,802
		12,610,021
Technology Hardware, Storage & Peripherals 9.0%
Apple, Inc.	37,595	10,220,577
Materials 2.3%
Chemicals 0.8%
Albemarle Corp.	4,755	672,547
Mosaic Co.	9,991	240,683
		913,230
Containers & Packaging 0.3%
AptarGroup, Inc.	3,211	391,614
Metals & Mining 1.2%
Newmont Corp.	5,186	517,822
Nucor Corp.	5,025	819,628
		1,337,450
Real Estate 1.8%
Health Care REITs 0.6%
Medical Properties Trust, Inc. (a)	127,650	638,250
Industrial REITs 0.8%
Prologis, Inc.	7,336	936,514
Residential REITs 0.4%
AvalonBay Communities, Inc.	2,535	459,621
Utilities 2.4%
Electric Utilities 1.6%
FirstEnergy Corp.	8,674	388,335
NRG Energy, Inc.	8,714	1,387,617
		1,775,952
Independent Power & Renewable Electricity Producers 0.3%
Vistra Corp.	2,423	390,903
Multi-Utilities 0.5%
WEC Energy Group, Inc.	5,057	533,311
Total Common Stocks (Cost $53,814,333)		112,895,765
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (b) (c) (Cost $669,900)	669,900	669,900
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

	Shares	Value ($)
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 3.77% (b) (Cost $1,096,686)	1,096,686	1,096,686

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $55,580,919)	101.5	114,662,351
Other Assets and Liabilities, Net	(1.5)	(1,709,244)
Net Assets	100.0	112,953,107
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2025 are as follows:
Value ($) at 12/31/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2025	Value ($) at 12/31/2025
Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (b) (c)
1,156,525	—	486,625 (d)	—	—	4,812	—	669,900	669,900
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 3.77% (b)
1,376,833	16,132,725	16,412,872	—	—	36,809	—	1,096,686	1,096,686
2,533,358	16,132,725	16,899,497	—	—	41,621	—	1,766,586	1,766,586

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2025 amounted to $1,287,812, which is 1.1% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)
Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $674,707.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2025.

REIT: Real Estate Investment Trust
S&P: Standard & Poor's
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$112,895,765	$—	$—	$112,895,765
Short-Term Investments (a)	1,766,586	—	—	1,766,586
Total	$114,662,351	$—	$—	$114,662,351

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 5

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2025

Assets
Investments in non-affiliated securities, at value (cost $53,814,333) — including $1,287,812 of securities loaned	$112,895,765
Investment in DWS Government & Agency Securities Portfolio (cost $669,900)*	669,900
Investment in DWS Central Cash Management Government Fund (cost $1,096,686)	1,096,686
Cash	6,671
Receivable for Fund shares sold	1,375
Dividends receivable	66,087
Affiliated securities lending income receivable	218
Other assets	1,192
Total assets	114,737,894
Liabilities
Payable upon return of securities loaned	669,900
Payable for Fund shares redeemed	991,411
Accrued management fee	37,895
Accrued Trustees' fees	1,255
Other accrued expenses and payables	84,326
Total liabilities	1,784,787
Net assets, at value	$112,953,107
Net Assets Consist of
Distributable earnings (loss)	71,588,030
Paid-in capital	41,365,077
Net assets, at value	$112,953,107
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($112,953,107 ÷ 8,037,859 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.05

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $674,707.
for the year ended December 31, 2025

Investment Income
Income:
Dividends	$1,320,063
Income distributions — DWS Central Cash Management Government Fund	36,809
Affiliated securities lending income	4,812
Total income	1,361,684
Expenses:
Management fee	431,284
Administration fee	107,268
Services to shareholders	1,412
Custodian fee	2,944
Audit fee	52,475
Legal fees	14,961
Tax fees	7,629
Reports to shareholders	24,985
Trustees' fees and expenses	4,633
Other	6,683
Total expenses	654,274
Net investment income	707,410
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	12,154,825
Change in net unrealized appreciation (depreciation) on investments	3,948,660
Net gain (loss)	16,103,485
Net increase (decrease) in net assets resulting from operations	$16,810,895
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2025	2024*
Operations:
Net investment income	$707,410	$916,744
Net realized gain (loss)	12,154,825	11,553,495
Change in net unrealized appreciation (depreciation)	3,948,660	8,735,799
Net increase (decrease) in net assets resulting from operations	16,810,895	21,206,038
Distributions to shareholders:
Class A	(12,464,708)	(7,071,480)
Class B	—	(132,127)
Total distributions	(12,464,708)	(7,203,607)
Fund share transactions:
Class A
Proceeds from shares sold	1,135,373	1,684,660
Reinvestment of distributions	12,464,708	7,071,480
Payments for shares redeemed	(20,034,131)	(15,426,421)
Net increase (decrease) in net assets from Class A share transactions	(6,434,050)	(6,670,281)
Class B
Proceeds from shares sold	—	8,284
Reinvestment of distributions	—	132,127
Payments for shares redeemed	—	(2,430,392)
Net increase (decrease) in net assets from Class B share transactions	—	(2,289,981)
Increase (decrease) in net assets	(2,087,863)	5,042,169
Net assets at beginning of period	115,040,970	109,998,801
Net assets at end of period	$112,953,107	$115,040,970

Other Information
Class A
Shares outstanding at beginning of period	8,365,087	8,811,319
Shares sold	87,916	130,002
Shares issued to shareholders in reinvestment of distributions	1,119,920	581,536
Shares redeemed	(1,535,064)	(1,157,770)
Net increase (decrease) in Class A shares	(327,228)	(446,232)
Shares outstanding at end of period	8,037,859	8,365,087
Class B
Shares outstanding at beginning of period	—	175,875
Shares sold	—	620
Shares issued to shareholders in reinvestment of distributions	—	10,857
Shares redeemed	—	(187,352)
Net increase (decrease) in Class B shares	—	(175,875)
Shares outstanding at end of period	—	—

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 7

Financial Highlights
DWS Core Equity VIP — Class A
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$13.75	$12.24	$10.47	$14.52	$12.23
Income (loss) from investment operations:
Net investment income[a]	.08	.10	.11	.10	.09
Net realized and unrealized gain (loss)	1.81	2.24	2.42	(2.25)	2.91
Total from investment operations	1.89	2.34	2.53	(2.15)	3.00
Less distributions from:
Net investment income	(.11 )	(.11 )	(.11 )	(.10 )	(.10 )
Net realized gains	(1.48)	(.72 )	(.65 )	(1.80)	(.61 )
Total distributions	(1.59)	(.83 )	(.76 )	(1.90)	(.71 )
Net asset value, end of period	$14.05	$13.75	$12.24	$10.47	$14.52
Total Return (%)	16.83	20.08	25.57 [b]	(15.53)[b]	25.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	113	115	108	94	121
Ratio of expenses before expense reductions (%)[c]	.59	.59	.61	.61	.59
Ratio of expenses after expense reductions (%)[c]	.59	.59	.60	.60	.59
Ratio of net investment income (%)	.64	.79	.97	.85	.66
Portfolio turnover rate (%)	27	17	29	29	34

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of three diversified funds: DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP; and one non-diversified fund: DWS Capital Growth VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Core Equity VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 9

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2025, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.14% annualized effective rate as of December 31, 2025) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2025, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2025

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$1,344,607	$—	$—	$—	$1,344,607
Gross amount of recognized liabilities and cash collateral for securities lending transactions:					$669,900
Gross amount of unrecognized liabilities related to non-cash collateral for securities lending transactions:					$674,707
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

10 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2025, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$671,623
Undistributed long-term capital gains	$12,094,275
Net unrealized appreciation (depreciation) on investments	$58,822,132
At December 31, 2025, the aggregate cost of investments for federal income tax purposes was $55,840,219. The net unrealized appreciation for all investments based on tax cost was $58,822,132. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $60,627,477 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,805,345.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2025	2024
Distributions from ordinary income*	$1,510,637	$1,137,922
Distributions from long-term capital gains	$10,954,071	$6,065,685

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 11

foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2025, purchases and sales of investment securities (excluding short-term investments) aggregated $29,907,252 and $46,831,182, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.390%
Next $750 million of such net assets	.365%
Over $1 billion of such net assets	.340%
Accordingly, for the year ended December 31, 2025, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund’s average daily net assets.
For the period from January 1, 2025 through September 30, 2025, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A shares at 0.66%.
Effective October 1, 2025 through September 30, 2026, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A shares at 0.67%.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2025, the Administration Fee was $107,268, of which $9,425 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2025, the amounts charged to the Fund by DSC aggregated $928, of which $156 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $545, of which $139 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the

12 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2025, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 61% and 13%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2025.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Core Equity VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Core Equity VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I (the “Trust”)), including the investment portfolio, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 12, 2026

14 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Tax Information (Unaudited)
The Fund paid distributions of $1.40 per share from net long-term capital gains during its year ended December 31, 2025.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $13,359,000 as capital gain dividends for its year ended December 31, 2025.
For corporate shareholders, 80% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2025, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 15

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Core Equity VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2025.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2024, the Fund’s performance (Class A shares) was in the 4th quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2024.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions,

16 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2024). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2024, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was in line with the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters; and (iii) ongoing efforts to enhance the compliance program.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 17

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS1coreq-BFE2025

18 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

VS1coreq-NCSRA

December 31, 2025
Annual Financial Statements and Other Information
Deutsche DWS Variable Series I
DWS CROCI® International VIP

Contents
3	Investment Portfolio
6	Statement of Assets and Liabilities
6	Statement of Operations
7	Statements of Changes in Net Assets
8	Financial Highlights
9	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Investment Portfolioas of December 31, 2025

	Shares	Value ($)
Common Stocks 97.2%
Australia 3.7%
BHP Group Ltd.	86,965	2,622,680
Origin Energy Ltd.	74,937	573,997
Woodside Energy Group Ltd.	16,032	251,785
(Cost $2,812,605)		3,448,462
Denmark 1.5%
Danske Bank A/S	22,422	1,120,699
Pandora A/S	2,663	294,823
(Cost $1,043,844)		1,415,522
Finland 0.7%
Nordea Bank Abp (Cost $434,642)	33,125	624,373
France 14.1%
BNP Paribas SA	29,421	2,792,158
Capgemini SE	1,496	250,233
Credit Agricole SA	109,787	2,265,152
Engie SA	13,145	346,336
Pernod Ricard SA	4,766	409,334
Sanofi SA	26,865	2,607,230
Societe Generale SA	15,550	1,253,817
Sodexo SA	5,640	289,208
Teleperformance SE	10,900	791,873
TotalEnergies SE	21,262	1,393,771
Vinci SA	4,303	607,170
(Cost $11,565,981)		13,006,282
Germany 3.3%
Bayer AG (Registered)	12,823	555,458
Beiersdorf AG	9,339	1,025,628
Brenntag SE	11,101	641,490
Deutsche Post AG	5,014	273,292
Siemens AG (Registered)	747	208,063
TUI AG*	34,634	362,681
(Cost $2,653,986)		3,066,612
Hong Kong 2.5%
Hong Kong & China Gas Co., Ltd.	1,303,000	1,173,147
Yue Yuen Industrial Holdings Ltd.	538,500	1,104,009
(Cost $1,930,339)		2,277,156
Ireland 2.3%
DCC PLC	30,624	1,912,732
James Hardie Industries PLC (CDI)*	9,659	198,185
(Cost $2,185,849)		2,110,917
Israel 1.3%
Teva Pharmaceutical Industries Ltd. (ADR)* (Cost $434,416)	37,559	1,172,216
	Shares	Value ($)
Italy 4.6%
Intesa Sanpaolo SpA	262,607	1,815,021
UniCredit SpA	29,625	2,450,215
(Cost $1,427,937)		4,265,236
Japan 24.2%
ANA Holdings, Inc.	34,000	645,748
Asahi Kasei Corp.	34,200	306,744
Astellas Pharma, Inc.	150,500	2,009,786
Central Japan Railway Co.	81,300	2,247,622
Daikin Industries Ltd.	4,100	526,249
Dentsu Group, Inc.* (a)	33,200	704,238
Japan Tobacco, Inc. (a)	32,400	1,166,923
Kansai Electric Power Co., Inc.	60,800	954,307
Komatsu Ltd.	53,400	1,705,258
Nitto Denko Corp.	36,000	856,695
Ono Pharmaceutical Co., Ltd.	203,200	2,813,572
Otsuka Holdings Co., Ltd.	4,800	271,437
Sekisui House Ltd.	36,100	805,325
Shin-Etsu Chemical Co., Ltd.	12,400	385,641
Shionogi & Co., Ltd.	177,900	3,217,951
Suzuki Motor Corp.	62,700	937,643
Takeda Pharmaceutical Co., Ltd.	32,400	1,001,518
Tokyo Electron Ltd.	1,200	264,938
Toyota Motor Corp.	72,500	1,556,493
(Cost $18,473,815)		22,378,088
Luxembourg 4.2%
ArcelorMittal SA*	25,389	1,165,882
Tenaris SA	142,932	2,761,065
(Cost $2,992,383)		3,926,947
Singapore 4.5%
Oversea-Chinese Banking Corp., Ltd.	103,100	1,583,991
United Overseas Bank Ltd.	15,700	427,346
Venture Corp. Ltd.	181,300	2,133,739
(Cost $3,078,599)		4,145,076
Spain 5.6%
Banco Bilbao Vizcaya Argentaria SA	89,622	2,108,547
Banco Santander SA	257,376	3,037,607
(Cost $1,707,152)		5,146,154
Sweden 2.0%
Skandinaviska Enskilda Banken AB "A"	11,522	243,051
Volvo AB "B"	50,630	1,616,405
(Cost $1,377,745)		1,859,456
Switzerland 5.1%
Nestle SA (Registered)	6,145	609,061
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 3

	Shares	Value ($)
Novartis AG (Registered)	9,586	1,317,813
Roche Holding AG (Genusschein)	6,707	2,755,104
(Cost $3,723,964)		4,681,978
United Kingdom 17.2%
Barclays PLC	89,617	574,317
British American Tobacco PLC	38,248	2,168,463
Bunzl PLC	13,154	367,967
GSK PLC	71,553	1,760,001
HSBC Holdings PLC	196,507	3,107,154
Imperial Brands PLC	54,284	2,283,403
International Consolidated Airlines Group SA	201,632	1,124,131
ITV PLC	1,707,093	1,890,001
NatWest Group PLC	43,117	378,470
Rio Tinto PLC	28,500	2,303,722
(Cost $11,090,359)		15,957,629
United States 0.4%
Carnival PLC* (b) (Cost $302,391)	13,318	405,894
Total Common Stocks (Cost $67,236,007)		89,887,998
Preferred Stocks 1.8%
Germany
Henkel AG & Co. KGaA (Cost $1,616,863)	20,431	1,660,065
	Shares	Value ($)
Securities Lending Collateral 1.9%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (c) (d) (Cost $1,739,000)	1,739,000	1,739,000
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 3.77% (c) (Cost $496,193)	496,193	496,193

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $71,088,063)	101.4	93,783,256
Other Assets and Liabilities, Net	(1.4)	(1,301,042)
Net Assets	100.0	92,482,214
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2025 are as follows:
Value ($) at 12/31/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2025	Value ($) at 12/31/2025
Securities Lending Collateral 1.9%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (c) (d)
—	1,739,000 (e)	—	—	—	20,869	—	1,739,000	1,739,000
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 3.77% (c)
380,311	9,975,142	9,859,260	—	—	17,401	—	496,193	496,193
380,311	11,714,142	9,859,260	—	—	38,270	—	2,235,193	2,235,193

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2025 amounted to $1,644,811, which is 1.8% of net assets.

(b)	Listed on the London Stock Exchange.
(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2025.

ADR: American Depositary Receipt
CDI: Chess Depositary Interest
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$3,448,462	$—	$3,448,462
Denmark	—	1,415,522	—	1,415,522
Finland	—	624,373	—	624,373
France	—	13,006,282	—	13,006,282
Germany	—	3,066,612	—	3,066,612
Hong Kong	—	2,277,156	—	2,277,156
Ireland	—	2,110,917	—	2,110,917
Israel	1,172,216	—	—	1,172,216
Italy	—	4,265,236	—	4,265,236
Japan	—	22,378,088	—	22,378,088
Luxembourg	—	3,926,947	—	3,926,947
Singapore	—	4,145,076	—	4,145,076
Spain	—	5,146,154	—	5,146,154
Sweden	—	1,859,456	—	1,859,456
Switzerland	—	4,681,978	—	4,681,978
United Kingdom	—	15,957,629	—	15,957,629
United States	—	405,894	—	405,894
Preferred Stocks	—	1,660,065	—	1,660,065
Short-Term Investments (a)	2,235,193	—	—	2,235,193
Total	$3,407,409	$90,375,847	$—	$93,783,256

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 5

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2025

Assets
Investments in non-affiliated securities, at value (cost $68,852,870) — including $1,644,811 of securities loaned	$91,548,063
Investment in DWS Government & Agency Securities Portfolio (cost $1,739,000)*	1,739,000
Investment in DWS Central Cash Management Government Fund (cost $496,193)	496,193
Foreign currency, at value (cost $130,055)	130,530
Receivable for investments sold	204,391
Receivable for Fund shares sold	823
Dividends receivable	91,108
Affiliated securities lending income receivable	1,379
Foreign taxes recoverable	256,858
Other assets	2,089
Total assets	94,470,434
Liabilities
Payable upon return of securities loaned	1,739,000
Payable for Fund shares redeemed	108,155
Accrued management fee	42,952
Accrued Trustees' fees	1,615
Other accrued expenses and payables	96,498
Total liabilities	1,988,220
Net assets, at value	$92,482,214
Net Assets Consist of
Distributable earnings (loss)	6,780,362
Paid-in capital	85,701,852
Net assets, at value	$92,482,214
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($92,482,214 ÷ 8,879,137 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.42

*	Represents collateral on securities loaned.
for the year ended December 31, 2025

Investment Income
Income:
Dividends (net of foreign taxes withheld of $285,688)	$3,200,622
Income distributions — DWS Central Cash Management Government Fund	17,401
Affiliated securities lending income	20,869
Total income	3,238,892
Expenses:
Management fee	529,638
Administration fee	79,038
Services to shareholders	1,451
Custodian fee	25,308
Audit fee	58,333
Legal fees	15,807
Tax fees	5,969
Reports to shareholders	30,551
Trustees' fees and expenses	3,551
Other	37,024
Total expenses before expense reductions	786,670
Expense reductions	(103,029)
Total expenses after expense reductions	683,641
Net investment income	2,555,251
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,363,021
Foreign currency	9,560
12,372,581
Change in net unrealized appreciation (depreciation) on:
Investments	15,089,593
Foreign currency	33,160
15,122,753
Net gain (loss)	27,495,334
Net increase (decrease) in net assets resulting from operations	$30,050,585
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2025	2024*
Operations:
Net investment income	$2,555,251	$2,221,760
Net realized gain (loss)	12,372,581	2,424,381
Change in net unrealized appreciation (depreciation)	15,122,753	(2,802,903)
Net increase (decrease) in net assets resulting from operations	30,050,585	1,843,238
Distributions to shareholders:
Class A	(2,189,588)	(2,448,644)
Class B	—	(9,550)
Total distributions	(2,189,588)	(2,458,194)
Fund share transactions:
Class A
Proceeds from shares sold	4,060,474	3,544,153
Reinvestment of distributions	2,189,588	2,448,644
Payments for shares redeemed	(13,167,550)	(8,370,194)
Net increase (decrease) in net assets from Class A share transactions	(6,917,488)	(2,377,397)
Class B
Proceeds from shares sold	—	12,292
Reinvestment of distributions	—	9,550
Payments for shares redeemed	—	(366,478)
Net increase (decrease) in net assets from Class B share transactions	—	(344,636)
Increase (decrease) in net assets	20,943,509	(3,336,989)
Net assets at beginning of period	71,538,705	74,875,694
Net assets at end of period	$92,482,214	$71,538,705

Other Information
Class A
Shares outstanding at beginning of period	9,673,446	9,981,646
Shares sold	455,539	474,775
Shares issued to shareholders in reinvestment of distributions	264,763	332,696
Shares redeemed	(1,514,611)	(1,115,671)
Net increase (decrease) in Class A shares	(794,309)	(308,200)
Shares outstanding at end of period	8,879,137	9,673,446
Class B
Shares outstanding at beginning of period	—	46,700
Shares sold	—	1,656
Shares issued to shareholders in reinvestment of distributions	—	1,292
Shares redeemed	—	(49,648)
Net increase (decrease) in Class B shares	—	(46,700)
Shares outstanding at end of period	—	—

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 7

Financial Highlights
DWS CROCI® International VIP — Class A
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$7.40	$7.47	$6.49	$7.72	$7.24
Income (loss) from investment operations:
Net investment income[a]	.28	.23	.24	.24	.21
Net realized and unrealized gain (loss)	2.98	(.05 )	.97	(1.25)	.46
Total from investment operations	3.26	.18	1.21	(1.01)	.67
Less distributions from:
Net investment income	(.24 )	(.25 )	(.23 )	(.22 )	(.19 )
Net asset value, end of period	$10.42	$7.40	$7.47	$6.49	$7.72
Total Return (%)[b]	44.90	2.45	18.95	(13.19)	9.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	92	72	75	68	83
Ratio of expenses before expense reductions (%)[c]	.97	.94	.95	.95	.93
Ratio of expenses after expense reductions (%)[c]	.84	.84	.86	.86	.87
Ratio of net investment income (%)	3.14	3.00	3.40	3.58	2.76
Portfolio turnover rate (%)	83	60	69	62	66

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of three diversified funds: DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP; and one non-diversified fund: DWS Capital Growth VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS CROCI® International VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 9

American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2025, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.14% annualized effective rate as of December 31, 2025) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2025, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2025

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$1,739,000	$—	$—	$—	$1,739,000
Gross amount of recognized liabilities and cash collateral for securities lending transactions:					$1,739,000
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at

10 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At December 31, 2025, the Fund had net tax basis capital loss carryforwards of $18,200,618, including short-term losses ($9,785,843) and long-term losses ($8,414,775), which may be applied against realized net taxable capital gains indefinitely.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by taxing authorities. Specific to foreign countries in which the Fund invests, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions. The open tax years vary by each jurisdiction in which the Fund invests.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and income related to restructuring of certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2025, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$2,524,594
Capital loss carryforwards	$(18,200,618)
Net unrealized appreciation (depreciation) on investments	$22,434,749
At December 31, 2025, the aggregate cost of investments for federal income tax purposes was $71,348,507. The net unrealized appreciation for all investments based on tax cost was $22,434,749. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $23,379,372 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $944,623.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 11

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2025	2024
Distributions from ordinary income*	$2,189,588	$2,458,194

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2025, purchases and sales of investment securities (excluding short-term investments) aggregated $66,444,113 and $73,154,831, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.650%
Over $500 million of such net assets	.600%
Accordingly, for the year ended December 31, 2025, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2025 through September 30, 2025, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A shares at 0.82%.
Effective October 1, 2025 through September 30, 2026, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A shares at 0.79%.
For the year ended December 31, 2025, fees waived and/or expenses reimbursed for Class A are $103,029.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed

12 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

and accrued daily and payable monthly. For the year ended December 31, 2025, the Administration Fee was $79,038, of which $7,571 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2025, the amounts charged to the Fund by DSC aggregated $934, of which $157 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $695, of which $289 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2025, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 49%, 13% and 11%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2025.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 13

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS CROCI® International VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS CROCI® International VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I (the “Trust”)), including the investment portfolio, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 12, 2026

14 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Tax Information (Unaudited)
The Fund paid foreign taxes of $151,010 and earned $2,256,689 of foreign source income during the year ended December 31, 2025. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.25 per share as income earned from foreign sources for the year ended December 31, 2025.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 15

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® International VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2025.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2024, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2024. The Board noted the underperformance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and, where needed, the actions being taken to improve performance. The Board observed that the Fund had experienced improved relative

16 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

performance during the first eight months of 2025. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2024). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2024, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was in line with the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters; and (iii) ongoing efforts to enhance the compliance program.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 17

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS1cint-BFE2025

18 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

VS1cint-NCSRA

December 31, 2025
Annual Financial Statements and Other Information
Deutsche DWS Variable Series I
DWS Global Small Cap VIP

Contents
3	Investment Portfolio
7	Statement of Assets and Liabilities
7	Statement of Operations
8	Statements of Changes in Net Assets
9	Financial Highlights
10	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Tax Information
17	Advisory Agreement Board Considerations and Fee Evaluation
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DWS Investment Management Americas, Inc. and RREEF America L.L.C., which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148

2 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Investment Portfolioas of December 31, 2025

	Shares	Value ($)
Common Stocks 98.7%
Australia 0.8%
Dyno Nobel Ltd.	131,042	279,593
Orora Ltd.	162,440	238,993
(Cost $498,018)		518,586
Bermuda 1.0%
Essent Group Ltd. (Cost $614,448)	10,674	693,917
Canada 2.7%
Aecon Group, Inc.	12,744	290,432
Aurinia Pharmaceuticals, Inc.*	9,053	144,395
Badger Infrastructure Solutions Ltd.	6,877	366,409
Finning International, Inc.	9,098	492,965
Richelieu Hardware Ltd.	5,778	166,535
Russel Metals, Inc.	13,366	426,528
(Cost $1,316,473)		1,887,264
Denmark 0.4%
NKT A/S* (Cost $271,829)	2,457	307,671
Finland 0.2%
Kemira Oyj (Cost $154,321)	6,419	147,180
France 2.7%
Eiffage SA	9,155	1,316,826
Unibail-Rodamco-Westfield (REIT)*	4,819	525,656
(Cost $1,330,525)		1,842,482
Germany 1.0%
HOCHTIEF AG (Cost $466,801)	1,752	688,056
Hong Kong 0.5%
Chow Sang Sang Holdings International Ltd.	89,000	139,438
Man Wah Holdings Ltd.	296,400	173,855
(Cost $317,601)		313,293
Italy 1.8%
Buzzi SpA	15,664	949,406
Maire SpA	16,891	257,703
(Cost $555,572)		1,207,109
Japan 7.3%
Argo Graphics, Inc.	24,500	254,033
baudroie, Inc.*	8,400	122,601
BML, Inc.	8,600	211,774
Comture Corp.	18,600	203,312
DTS Corp.	33,000	259,465
EDION Corp.	29,000	392,171
Itoham Yonekyu Holdings, Inc.	13,300	474,829
K&O Energy Group, Inc.	11,900	290,361
Kaken Pharmaceutical Co., Ltd.	12,800	328,052
Macnica Holdings, Inc.	20,300	311,461
Nakanishi, Inc.	21,300	269,580
Nippon Gas Co., Ltd.	21,600	408,994
	Shares	Value ($)
Nisshin Oillio Group Ltd.	7,200	241,182
Toho Holdings Co., Ltd.	9,500	283,097
Tokyo Electron Device Ltd.	11,000	238,486
TV Asahi Holdings Corp.	20,600	438,031
Zenkoku Hosho Co., Ltd.	15,300	304,282
(Cost $4,704,310)		5,031,711
Korea 2.3%
Aekyung Chemical Co., Ltd.*	24,131	158,560
Han Kuk Carbon Co., Ltd.	9,465	195,984
Hy-Lok Corp.*	6,927	147,565
LOTTE Fine Chemical Co., Ltd.	4,837	149,671
LX International Corp.	6,220	140,001
MNC Solution Co., Ltd.*	2,012	199,695
TK Corp.	22,931	344,775
Wonik Materials Co., Ltd.	10,206	217,603
(Cost $1,623,992)		1,553,854
Malaysia 0.6%
Frencken Group Ltd. (Cost $346,219)	365,900	392,837
Netherlands 0.7%
Akzo Nobel NV	3,744	260,157
Pharming Group NV*	132,349	221,562
(Cost $375,155)		481,719
Puerto Rico 1.1%
Popular, Inc. (Cost $469,111)	6,236	776,507
Singapore 0.2%
Keppel Infrastructure Trust (Units) (Cost $142,577)	408,300	155,842
Spain 0.6%
Grenergy Renovables SA*	1,710	173,064
Grifols SA	17,934	226,611
(Cost $343,862)		399,675
Sweden 1.1%
BioGaia AB "B"	13,635	157,198
Cibus Nordic Real Estate AB publ	13,089	208,850
Hufvudstaden AB "A"	16,235	218,425
New Wave Group AB "B"	13,076	162,138
(Cost $625,355)		746,611
Switzerland 2.4%
Accelleron Industries AG	1,738	134,412
Huber & Suhner AG (Registered)	2,825	513,241
International Workplace Group PLC	118,324	369,725
Siegfried Holding AG (Registered)	6,897	644,610
(Cost $1,396,692)		1,661,988
United Kingdom 6.2%
Clarkson PLC	3,068	157,628
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 3

	Shares	Value ($)
Computacenter PLC	10,566	416,599
Drax Group PLC	100,942	1,138,144
Genus PLC	12,928	452,158
Greggs PLC	12,538	284,466
nVent Electric PLC (a)	2,605	265,632
Softcat PLC	14,518	277,114
TechnipFMC PLC (a)	27,806	1,239,035
(Cost $2,283,913)		4,230,776
United States 65.1%
ACM Research, Inc. "A"*	9,271	365,741
Adeia, Inc.	41,535	716,479
Affiliated Managers Group, Inc.	4,495	1,295,819
Alcoa Corp.	3,392	180,251
Alpha & Omega Semiconductor Ltd.*	7,949	157,470
Ambarella, Inc.*	4,507	319,276
Americold Realty Trust, Inc. (REIT)	21,462	276,001
Antero Midstream Corp.	13,476	239,738
Apple Hospitality REIT, Inc. (REIT)	18,296	216,808
Armada Hoffler Properties, Inc. (REIT)	33,913	224,504
Ashland, Inc.	6,148	360,703
Aspen Aerogels, Inc.*	40,333	114,142
Atkore, Inc.	9,731	615,486
Benchmark Electronics, Inc.	21,886	935,845
BridgeBio Pharma, Inc.*	19,121	1,462,565
Brinker International, Inc.*	1,918	275,271
Bristow Group, Inc.*	3,716	136,080
Butterfly Network, Inc.* (b)	119,084	452,519
C.H. Robinson Worldwide, Inc.	2,786	447,877
Casey's General Stores, Inc.	2,540	1,403,883
Cavco Industries, Inc.*	315	186,083
Cboe Global Markets, Inc.	1,578	396,078
Ceribell, Inc.*	16,310	357,678
Clean Energy Fuels Corp.*	64,628	135,719
ClearPoint Neuro, Inc.* (b)	23,399	320,098
Clearway Energy, Inc. "A"	8,709	273,637
CNX Resources Corp.*	27,882	1,025,221
Coeur Mining, Inc.*	35,396	631,111
Compass, Inc. "A"*	13,072	138,171
Conagra Brands, Inc.	9,081	157,192
Curtiss-Wright Corp.	1,162	640,576
Dick's Sporting Goods, Inc.	1,138	225,290
Dream Finders Homes, Inc. "A"* (b)	7,843	134,115
Ducommun, Inc.*	7,623	725,176
Duolingo, Inc.*	948	166,374
Easterly Government Properties, Inc. (REIT)	7,508	159,095
EastGroup Properties, Inc. (REIT)	2,146	382,289
EchoStar Corp. "A"*	5,627	611,655
EMCOR Group, Inc.	433	264,905
Enact Holdings, Inc.	17,515	694,295
	Shares	Value ($)
Enphase Energy, Inc.*	4,825	154,641
Essential Properties Realty Trust, Inc. (REIT)	7,490	222,153
Everus Construction Group, Inc.*	3,556	304,251
Exact Sciences Corp.*	2,927	297,266
Expedia Group, Inc.	905	256,396
Federal Agricultural Mortgage Corp. "C"	4,132	725,455
Four Corners Property Trust, Inc. (REIT)	29,198	673,306
Hasbro, Inc.	7,593	622,626
Healthpeak Properties, Inc. (REIT)	21,002	337,712
Hecla Mining Co.	60,210	1,155,430
Impinj, Inc.*	1,880	327,139
Installed Building Products, Inc.	786	203,881
Kimco Realty Corp. (REIT)	19,520	395,670
Kite Realty Group Trust (REIT)	13,787	330,474
Kontoor Brands, Inc.	3,695	225,728
Ladder Capital Corp. (REIT)	22,361	245,747
Lamb Weston Holdings, Inc.	4,449	186,369
LGI Homes, Inc.*	4,680	201,053
Lumen Technologies, Inc.*	34,362	266,993
Lumentum Holdings, Inc.*	4,583	1,689,248
Madison Square Garden Sports Corp.*	4,259	1,101,590
Marcus & Millichap, Inc.	9,842	268,588
MaxLinear, Inc.*	16,197	282,314
MDU Resources Group, Inc.	13,818	269,727
Merchants Bancorp.	14,068	479,156
Meritage Homes Corp.	3,383	222,601
MGIC Investment Corp.	16,544	483,416
National HealthCare Corp.	3,735	512,031
Neogen Corp.*	28,928	202,207
NMI Holdings, Inc.*	9,448	385,384
Opendoor Technologies, Inc.*	19,011	110,834
Option Care Health, Inc.*	13,500	430,110
Outset Medical, Inc.*	46,726	173,354
Radian Group, Inc.	9,000	323,910
Ralph Lauren Corp.	1,540	544,559
Regal Rexnord Corp.	996	139,759
Reinsurance Group of America, Inc.	3,926	798,784
Rush Enterprises, Inc. "A"	13,817	745,289
Sensata Technologies Holding PLC	6,733	224,142
Senseonics Holdings, Inc.* (b)	23,941	132,154
SentinelOne, Inc. "A"*	44,931	673,965
SiTime Corp.*	1,500	529,785
SkyWater Technology, Inc.*	16,120	292,739
SkyWest, Inc.*	10,904	1,094,871
Stride, Inc.*	7,312	474,768
Synovus Financial Corp.	16,085	805,054
Taylor Morrison Home Corp.*	14,345	844,490
TETRA Technologies, Inc.*	23,682	221,900
The Campbell's Co.	9,103	253,701
The accompanying notes are an integral part of the financial statements.

4 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

	Shares	Value ($)
Thermon Group Holdings, Inc.*	13,220	491,255
TopBuild Corp.*	2,549	1,063,417
Triumph Financial, Inc.*	8,390	525,466
Trupanion, Inc.*	10,831	404,755
Unum Group	8,571	664,253
Valaris Ltd.*	2,320	116,928
VF Corp.	13,163	237,987
Walker & Dunlop, Inc.	5,105	307,066
Williams-Sonoma, Inc.	809	144,479
Zions Bancorp. NA	13,128	768,513
Zymeworks, Inc.*	14,013	368,962
(Cost $30,684,181)		44,757,017
Total Common Stocks (Cost $48,520,955)		67,794,095
Securities Lending Collateral 1.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (c) (d) (Cost $934,646)	934,646	934,646
	Shares	Value ($)
Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 3.77% (c) (Cost $1,127,866)	1,127,866	1,127,866

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $50,583,467)	101.7	69,856,607
Other Assets and Liabilities, Net	(1.7)	(1,139,488)
Net Assets	100.0	68,717,119
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2025 are as follows:
Value ($) at 12/31/2024	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2025	Value ($) at 12/31/2025
Securities Lending Collateral 1.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 3.66% (c) (d)
598,650	335,996 (e)	—	—	—	7,688	—	934,646	934,646
Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 3.77% (c)
662,006	9,232,559	8,766,699	—	—	60,294	—	1,127,866	1,127,866
1,260,656	9,568,555	8,766,699	—	—	67,982	—	2,062,512	2,062,512

*	Non-income producing security.
(a)	Listed on the New York Stock Exchange.
(b)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2025 amounted to $1,031,472, which is 1.5% of net assets.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d)
Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $137,970.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2025.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 5

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$518,586	$—	$518,586
Bermuda	693,917	—	—	693,917
Canada	1,887,264	—	—	1,887,264
Denmark	—	307,671	—	307,671
Finland	—	147,180	—	147,180
France	—	1,842,482	—	1,842,482
Germany	—	688,056	—	688,056
Hong Kong	—	313,293	—	313,293
Italy	—	1,207,109	—	1,207,109
Japan	—	5,031,711	—	5,031,711
Korea	—	1,553,854	—	1,553,854
Malaysia	—	392,837	—	392,837
Netherlands	—	481,719	—	481,719
Puerto Rico	776,507	—	—	776,507
Singapore	—	155,842	—	155,842
Spain	—	399,675	—	399,675
Sweden	—	746,611	—	746,611
Switzerland	—	1,661,988	—	1,661,988
United Kingdom	1,504,667	2,726,109	—	4,230,776
United States	44,757,017	—	—	44,757,017
Short-Term Investments (a)	2,062,512	—	—	2,062,512
Total	$51,681,884	$18,174,723	$—	$69,856,607

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2025

Assets
Investments in non-affiliated securities, at value (cost $48,520,955) — including $1,031,472 of securities loaned	$67,794,095
Investment in DWS Government & Agency Securities Portfolio (cost $934,646)*	934,646
Investment in DWS Central Cash Management Government Fund (cost $1,127,866)	1,127,866
Foreign currency, at value (cost $34,312)	35,388
Dividends receivable	69,759
Affiliated securities lending income receivable	142
Foreign taxes recoverable	55,168
Other assets	1,012
Total assets	70,018,076
Liabilities
Payable upon return of securities loaned	934,646
Payable for Fund shares redeemed	250,941
Accrued management fee	37,868
Accrued Trustees' fees	1,449
Other accrued expenses and payables	76,053
Total liabilities	1,300,957
Net assets, at value	$68,717,119
Net Assets Consist of
Distributable earnings (loss)	26,742,781
Paid-in capital	41,974,338
Net assets, at value	$68,717,119
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($68,717,119 ÷ 5,938,275 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.57

*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $137,970.
for the year ended December 31, 2025

Investment Income
Income:
Dividends (net of foreign taxes withheld of $55,415)	$1,140,450
Income distributions — DWS Central Cash Management Government Fund	60,294
Affiliated securities lending income	7,688
Total income	1,208,432
Expenses:
Management fee	508,349
Administration fee	61,637
Services to shareholders	1,303
Custodian fee	10,541
Audit fee	40,248
Legal fees	15,799
Tax fees	7,629
Reports to shareholders	21,078
Trustees' fees and expenses	3,092
Other	36,709
Total expenses before expense reductions	706,385
Expense reductions	(140,100)
Total expenses after expense reductions	566,285
Net investment income	642,147
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,125,517
Foreign currency	(7,333)
7,118,184
Change in net unrealized appreciation (depreciation) on:
Investments	4,344,900
Foreign currency	8,757
4,353,657
Net gain (loss)	11,471,841
Net increase (decrease) in net assets resulting from operations	$12,113,988
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 7

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2025	2024*
Operations:
Net investment income	$642,147	$665,932
Net realized gain (loss)	7,118,184	3,808,457
Change in net unrealized appreciation (depreciation)	4,353,657	(885,836)
Net increase (decrease) in net assets resulting from operations	12,113,988	3,588,553
Distributions to shareholders:
Class A	(4,539,739)	(3,482,596)
Class B	—	(89,014)
Total distributions	(4,539,739)	(3,571,610)
Fund share transactions:
Class A
Proceeds from shares sold	1,628,023	1,733,248
Reinvestment of distributions	4,539,739	3,482,596
Payments for shares redeemed	(7,322,001)	(6,927,068)
Net increase (decrease) in net assets from Class A share transactions	(1,154,239)	(1,711,224)
Class B
Proceeds from shares sold	—	11,703
Reinvestment of distributions	—	89,014
Payments for shares redeemed	—	(1,739,957)
Net increase (decrease) in net assets from Class B share transactions	—	(1,639,240)
Increase (decrease) in net assets	6,420,010	(3,333,521)
Net assets at beginning of period	62,297,109	65,630,630
Net assets at end of period	$68,717,119	$62,297,109

Other Information
Class A
Shares outstanding at beginning of period	5,978,221	6,112,858
Shares sold	157,514	167,798
Shares issued to shareholders in reinvestment of distributions	502,184	362,393
Shares redeemed	(699,644)	(664,828)
Net increase (decrease) in Class A shares	(39,946)	(134,637)
Shares outstanding at end of period	5,938,275	5,978,221
Class B
Shares outstanding at beginning of period	—	174,583
Shares sold	—	1,192
Shares issued to shareholders in reinvestment of distributions	—	9,771
Shares redeemed	—	(185,546)
Net increase (decrease) in Class B shares	—	(174,583)
Shares outstanding at end of period	—	—

*	Includes Class B for the period from January 1, 2024 to June 17, 2024 (Class B liquidation date).
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Financial Highlights
DWS Global Small Cap VIP — Class A
	Years Ended December 31,
	2025	2024	2023	2022	2021
Selected Per Share Data
Net asset value, beginning of period	$10.42	$10.45	$8.52	$13.63	$11.90
Income (loss) from investment operations:
Net investment income[a]	.11	.11	.11	.11	.06
Net realized and unrealized gain (loss)	1.81	.45	1.95	(3.19)	1.72
Total from investment operations	1.92	.56	2.06	(3.08)	1.78
Less distributions from:
Net investment income	(.13 )	(.15 )	(.08 )	(.06 )	(.05 )
Net realized gains	(.64 )	(.44 )	(.05 )	(1.97)	—
Total distributions	(.77 )	(.59 )	(.13 )	(2.03)	(.05 )
Net asset value, end of period	$11.57	$10.42	$10.45	$8.52	$13.63
Total Return (%)[b]	20.51	5.76	24.56	(24.05)	14.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	62	64	57	79
Ratio of expenses before expense reductions (%)[c]	1.11	1.09	1.09	1.10	1.05
Ratio of expenses after expense reductions (%)[c]	.89	.88	.85	.80	.81
Ratio of net investment income (%)	1.01	1.03	1.15	1.11	.43
Portfolio turnover rate (%)	56	37	26	27	38

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 9

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of three diversified funds: DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP; and one non-diversified fund: DWS Capital Growth VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Global Small Cap VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair

10 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2025, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/ administration fee (0.14% annualized effective rate as of December 31, 2025) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2025, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of December 31, 2025

	Overnight and Continuous	˂30 days	Between 30 & 90 days	˃90 days	Total
Securities Lending Transactions
Common Stocks	$1,072,616	$—	$—	$—	$1,072,616
Gross amount of recognized liabilities and cash collateral for securities lending transactions:					$934,646
Gross amount of unrecognized liabilities related to non-cash collateral for securities lending transactions:					$137,970

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 11

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Tax Information.  The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended December 31, 2025, remains subject to examination by taxing authorities. Specific to foreign countries in which the Fund invests, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions. The open tax years vary by each jurisdiction in which the Fund invests.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, income received from passive foreign investment companies and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2025, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$2,204,793
Undistributed long-term capital gains	$5,547,363
Net unrealized appreciation (depreciation) on investments	$18,985,074
At December 31, 2025, the aggregate cost of investments for federal income tax purposes was $50,871,533. The net unrealized appreciation for all investments based on tax cost was $18,985,074. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $22,330,171 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,345,097.

12 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2025	2024
Distributions from ordinary income*	$765,059	$893,586
Distributions from long-term capital gains	$3,774,680	$2,678,024

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2025, purchases and sales of investment securities (excluding short-term investments) aggregated $35,092,136 and $39,833,036, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.80%.
For the period from January 1, 2025 through April 30, 2026, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A shares at 0.86%.
For the year ended December 31, 2025, fees waived and/or expenses reimbursed for Class A are $140,100.
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2025, the Administration Fee was $61,637, of which $5,688 is unpaid.
Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2025, the amounts charged to the Fund by DSC aggregated $756, of which $127 is unpaid.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 13

Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2025, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $695, of which $289 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund, an affiliated money market fund which is managed by the Advisor. DWS Central Cash Management Government Fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest and seeks to maintain a stable net asset value. The Fund indirectly bears its proportionate share of the expenses of its investment in DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee.
D.
Ownership of the Fund
At December 31, 2025, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 66% and 10%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $345 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2025.

14 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Global Small Cap VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Small Cap VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I (the “Trust”)), including the investment portfolio, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 12, 2026

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 15

Tax Information (Unaudited)
The Fund paid distributions of $0.64 per share from net long-term capital gains during its year ended December 31, 2025.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,130,000 as capital gain dividends for its year ended December 31, 2025.
For corporate shareholders, 44% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2025, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

16 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Small Cap VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2025.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel, including materials containing information on the Fund’s performance, fees and expenses, profitability, economies of scale and fall-out benefits.
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement, and certain other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2024, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2024.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions,

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 17

Inc. (“Broadridge”) regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2024). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2024, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees). The Board noted that the expense limitation agreed to by DIMA was expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was in line with the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for transfer agency services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters; and (iii) ongoing efforts to enhance the compliance program.

18 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above and individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.
VS1glosc-BFE2025

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 19

VS1glosc-NCSRA

(b) The Financial Highlights are included with the Financial Statements under Item 7(a).

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7(a)

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 7(a)

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

Item 16.	Controls and Procedures.

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19.	Exhibits

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series I

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive Officer

Date:	2/17/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive Officer

Date:	2/17/2026

By:	/s/Diane Kenneally Diane Kenneally Principal Financial Officer

Date:	2/17/2026